Nationwide Family of Funds Annual Report     2001

[PICTURE OMITTED]

                                                      Gartmore Global Technology
                                                         and Communications Fund

                                                  Gartmore Emerging Markets Fund

                                              Gartmore International Growth Fund

                                                    Gartmore Global Leaders Fund

                                                          Gartmore International
                                                           Small Cap Growth Fund

Nationwide (R)
Family of Funds

[PICTURE OMITTED]

ANNUAL MESSAGE
TO SHAREHOLDERS

Oct. 31, 2001
Paul J. Hondros
President, Chief Executive Officer
Villanova Capital


DEAR FELLOW SHAREHOLDERS:

     During 2001, mutual fund investors were caught in one of the most broad-based market declines on record. The strength and resilience of America's economy and our national psyche were fiercely tested. Declining corporate earnings, economic recession, rising unemployment and international terrorist activity served to amplify market volatility.

     Combined, these forces served to underscore the importance of diversification and asset allocation, coupled with sound professional investment advice.

ECONOMIC RECESSION

     The intense market volatility and economic slowdown that began in 2000 continued unabated into 2001, fueled by lagging sales, unsold inventories, negative corporate earnings reports and mounting layoffs. According to statistics released by the National Bureau of Economic Research, the U.S. economy officially entered into a recession at the end of March.

     As we were preparing our April 30 midyear report to you, the slowing economy, high inventories and the market's ultra sensitivity to even a hint of bad news had driven most of the major U.S. equity benchmarks deep into negative territory.

DIRE STRAITS FOR EQUITY

     2001 was exceptionally tough on growth and technology investors, and our growth fund offerings followed suit. Growth's benchmark, the Russell 1000 Growth Index, posted a -39.95% return at the close of our reporting year. The Nasdaq Composite Index was down -37.11%, and the S&P 500 Index was down -12.07% as of April 30. By Oct. 31, these key performance benchmarks had dipped further to returns of -49.84% and -24.90%, respectively.

     For a more detailed performance report on all the Nationwide Family of Funds, please read the portfolio management discussions that follow.

THE FED'S MONETARY STIMULUS

     Since Jan. 3, 2001, the Fed has moved aggressively to fuel the economy. By Aug. 21, seven rate cuts-a total of 300 basis points-dropped the Fed rate to 3.5%.

     Following Sept. 11, the Fed undertook four more cuts-an additional 175 basis points-bringing the interest rate to a 40-year low of 1.75% on Dec. 11.

CONGRESS' PENDING FISCAL STIMULUS PACKAGE

     As the calendar year ends, Congress is slogging through debates on a large economic stimulus package.

     On the surface, this package has the potential to lower marginal tax rates for some individuals and corporations, modestly extend unemployment benefits to cushion corporate cost-cutting layoffs, and increase spending on security to help renew confidence in domestic air travel.

     However, the final package may be fairly diluted by all the politics. If so, the financial markets may react negatively because they were expecting federal surpluses to pay for backloaded tax cuts during the next decade.

INTERNATIONAL MARKETS

     The United Kingdom, European and Pacific Rim countries also are implementing stimulative fiscal policies. However, the Pacific Rim is being pulled down by Japan as its core companies continue to struggle with costs, and pink slips continue to pile up.

  THE STRUGGLE: OPTIMISM FOR TOMORROW VS.
TODAY'S CORPORATE EARNINGS REALITY

     Increasing market liquidity-fostered by aggressive domestic and international monetary initiatives, controlled inflation and a proactive U.S. fiscal policy-should eventually take hold and resuscitate earnings and the equity markets.

     In the near term, investors will remain engaged in the struggle to overcome poor corporate earnings. This scenario was underscored when the markets were hit by grim profit outlooks from the nation's leading "blue chip" companies just as we were in the final stages of preparing this report.

WE DO SEE SIGNS OF RECOVERY

     Historically, the markets have tended to begin responding to the Fed's easings within nine to 12 months, while stock prices have tended to anticipate upturns in profits by six months.

     In keeping with this trend, the Fed's rate reductions during the first quarter of 2001 appeared to be providing liquidity, helping equities modestly advance as we went to press with this report in late December.

     According to the U.S. Labor Department, productivity growth remains remarkably strong and jobless claims are down from their October peak. Inflation rates in the United States and Europe are expected to remain under control, falling to between 1% and 1.5% during 2002.

     Also, growth investing-particularly in technology-made advances during November and December. As Christmas approached, the Nasdaq was up around 2,000, the Dow was at 10,000 and the S&P 500 was at 1,100. On the international front, emerging markets, Latin America and the Pacific/Asia (ex-Japan) markets also were showing signs of improvement, posting impressive returns since Sept. 30.

     Despite these early indicators, we remain cautious. Consequently, although we believe corporate profits will be weak well into the second quarter of 2002, we're becoming less defensive in our portfolio construction as the 2001 calendar year concludes.

OUR UNWAVERING COMMITMENT TO YOU

     This is a fundamentally different economy than it was 10 years ago. The world and financial markets have changed forever, and the next few years will be very challenging for investors.

     We earnestly believe a successful investment portfolio in the years to come will rely heavily upon a professionally advised, diversified global asset allocation strategy that looks beyond consensus thinking for excellent opportunities overlooked by others.

     Whatever the markets hold for us going forward, we will remain steadfast in our commitment to provide you with a diverse range of investment solutions built on global talent and expertise, and disciplined, world-class investment processes. Our mission remains to produce competitive, risk-adjusted returns in all of our products to help you meet your investment objectives.

     In keeping with this commitment, on Sept. 10 we announced the addition of Young D. Chin as chief investment officer of our operations in the United States.

     Chin has an impressive 25-year investment track record and a reputation for building world-class equity investment management teams. He was previously with Brown Brothers Harriman & Co., where he served as managing director and head of equity portfolios, fundamental research, quantitative analysis and trading. His experienced leadership was of great value to our team and shareholders as we worked to ensure portfolio stability following Sept. 11.

     On behalf of our investment management team, we wish you a prosperous year and look forward to continuing our relationship with you and your financial professional during 2002.

Sincerely,

/s/ Paul J. Hondros

Paul J. Hondros


CONTENTS
     1     MESSAGE TO SHAREHOLDERS
     2     FUND HIGHLIGHTS
     5     GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND
     8     GARTMORE EMERGING MARKETS FUND
     11    GARTMORE INTERNATIONAL GROWTH FUND
     16    GARTMORE GLOBAL LEADERS FUND
     20    GARTMORE INTERNATIONAL SMALL CAP GROWTH FUND
     25    STATEMENTS OF ASSETS     AND LIABILITIES
     27    STATEMENTS OF OPERATIONS
     29    STATEMENTS OF CHANGES IN NET ASSETS
     31    FINANCIAL HIGHLIGHTS
     36    NOTES TO FINANCIAL STATEMENTS
     44    INDEPENDENT AUDITORS' REPORT

GARTMORE FUND HIGHLIGHTS
--------------------------------------------------------------------------------

GARTMORE GLOBAL TECHNOLOGY
AND COMMUNICATIONS FUND

INVESTMENT STRATEGY

     The Fund seeks long-term capital appreciation by investing in equity securities of companies of all sizes, specifically targeting the technology and communications sector, located around the world, including the United States.

PORTFOLIO MANAGER
Aaron Harris

TOP TEN HOLDINGS BY ISSUER*
(Composite Subject to Change)

AS OF OCTOBER 31, 2001                  % OF NET ASSETS
=======================================================
EarthLink, Inc.                                    3.4%
Computer
-------------------------------------------------------
Vodafone Group PLC ADR                             3.3%
Telecom Equipment
-------------------------------------------------------
Cisco Systems, Inc.                                3.3%
Networking
-------------------------------------------------------
The BISYS Group, Inc.                              3.2%
Computers-Integrated Systems
-------------------------------------------------------
Alliance Data Systems Corp.                        3.2%
Data Processing & Reproduction
-------------------------------------------------------
Informatica Corp.                                  3.0%
Computer Software
-------------------------------------------------------
Terayon Communications Systerms, Inc.              3.0%
Telecom Equipment
-------------------------------------------------------
Motorola, Inc.                                     2.9%
Telecommunications
-------------------------------------------------------
Comcast Corp. Special Class A                      2.9%
Entertainment
-------------------------------------------------------
L-3 Communications Holdings, Inc.                  2.9%
Entertainment
-------------------------------------------------------

GARTMORE EMERGING MARKETS FUND

INVESTMENT STRATEGY

     The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries. The Fund's investment managers select regions or countries, and companies that they believe have the potential to deliver unexpected earnings growth.

PORTFOLIO MANAGERS
Christopher Palmer, CFA, and Philip Ehrmann, of Gartmore Global Partners, subadviser to the Fund.

TOP TEN HOLDINGS BY ISSUER*
(Composite Subject to Change)

AS OF OCTOBER 31, 2001                             % OF NET ASSETS
==================================================================
Tatneft ADR                                                   4.8%
Oil & Gas
------------------------------------------------------------------
Samsung Corp. GDR                                             4.0%
Electronics
------------------------------------------------------------------
SK Telecom Co. Ltd. ADR                                       3.3%
Telecommunications
------------------------------------------------------------------
Carso Global Telecom ADR                                      3.2%
Telecommunications
------------------------------------------------------------------
M-Systems Flash Disk Pioneer Ltd.                             2.8%
Computer Hardware Manufacturing
------------------------------------------------------------------
Shinhan Bank GDR                                              2.8%
Banking
------------------------------------------------------------------
China Mobile Ltd. ADR                                         2.4%
Telecommunications
------------------------------------------------------------------
Siam Commercial Bank Public Co. Ltd.                          2.4%
Financial Services
------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd. ADR               2.4%
Semiconductors
------------------------------------------------------------------
LG Electronics, Inc. GDR                                      2.3%
Consumer Electronics
------------------------------------------------------------------

*Excludes short-term investments, cash and cash equivalents.


2  N A T I O N W I D E

GARTMORE FUND HIGHLIGHTS
--------------------------------------------------------------------------------

GARTMORE INTERNATIONAL GROWTH FUND

INVESTMENT STRATEGY

     The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in Europe, Australia, the Far East and other regions, including developing countries. The Fund's subadviser selects regions or countries, and companies that he believes have the potential for unexpected growth.

PORTFOLIO MANAGER
Gartmore Global Equities Portfolio Construction Team of Gartmore Global Partners, subadviser to the Fund.

TOP TEN HOLDINGS BY ISSUER*
(COMPOSITE SUBJECT TO CHANGE)

AS OF OCTOBER 31, 2001          % OF NET ASSETS
===============================================
Total Fina Elf SA                          3.8%
Oil & Gas
-----------------------------------------------
Vodafone Group PLC                         2.9%
Telecommunications
-----------------------------------------------
BP PLC                                     2.5%
Oil & Gas
-----------------------------------------------
GlaxoSmithKline PLC                        2.3%
Pharmaceuticals
-----------------------------------------------
Novartis AG                                1.7%
Pharmaceuticals
-----------------------------------------------
Toyota Motor Corp.                         1.6%
Automotive
-----------------------------------------------
HSBC Holdings PLC                          1.6%
Banking
-----------------------------------------------
Nokia Oyj                                  1.5%
Telecommunications
-----------------------------------------------
Tesco PLC                                  1.5%
Food & Beverage
-----------------------------------------------
Royal Dutch Petroleum Co.                  1.4%
Oil & Gas
-----------------------------------------------

GARTMORE GLOBAL LEADERS FUND

INVESTMENT STRATEGY

     The Fund seeks long-term capital growth by investing primarily in equity securities of global leaders. A global leader is defined as a company with a strong and improving franchise that is well-positioned to take advantage of growth opportunities in its industry. The portfolio management team uses a sector approach and looks to identify those companies within industries with a strong and competitive advantage in key growth segments. The team then seeks to identify which of these companies have earnings growth potential greater than that expected by the stock market.

PORTFOLIO MANAGERS
Gary Smith, Brian O'Neill and Neil Rogan, of Gartmore Global Partners, subadviser to the Fund.

TOP TEN HOLDINGS BY ISSUER*
(Composite Subject to Change)

AS OF OCTOBER 31, 2001                     % OF NET ASSETS
==========================================================
Exxon Mobil Corp.                                     2.9%
Oil & Gas
----------------------------------------------------------
Johnson & Johnson                                     2.5%
Medical Products
----------------------------------------------------------
Microsoft Corp.                                       2.4%
Computer Software
----------------------------------------------------------
Total Fina Elf SA                                     2.2%
Oil & Gas
----------------------------------------------------------
Philip Morris Co., Inc.                               2.2%
Consumer Goods
----------------------------------------------------------
Novartis AG                                           2.1%
Pharmaceuticals
----------------------------------------------------------
Wal-Mart Stores, Inc.                                 2.1%
Retail
----------------------------------------------------------
Pfizer, Inc.                                          2.1%
Pharmaceuticals
----------------------------------------------------------
Verizon Communications, Inc.                          2.0%
Telecommunications-Services & Equipment
----------------------------------------------------------
BP PLC                                                2.0%
Oil & Gas
----------------------------------------------------------

*Excludes short-term investments, cash and cash equivalents.


                                                          N A T I O N W I D E  3

GARTMORE FUND HIGHLIGHTS
--------------------------------------------------------------------------------

GARTMORE INTERNATIONAL
SMALL CAP GROWTH FUND

INVESTMENT STRATEGY

     The Fund seeks long-term capital growth by investing primarily in equity securities of small-capitalization companies that are located outside of the United States. The Fund focuses on regions or countries, and companies that Gartmore Global Partners, as the subadviser, believes have the potential to exceed market growth expectations.

PORTFOLIO MANAGERS
A team of international small-cap specialists from Gartmore Global Partners, subadviser to the Fund.

TOP TEN HOLDINGS BY ISSUER*
(Composite Subject to Change)

AS OF OCTOBER 31, 2001               % OF NET ASSETS
====================================================
Permasteelisa SpA                               1.9%
Engineering
----------------------------------------------------
Interpump Group SpA                             1.8%
Manufacturing
----------------------------------------------------
Omega Pharma SA                                 1.7%
Pharmaceuticals
----------------------------------------------------
Nestor Healthcare Group PLC                     1.7%
Healthcare
----------------------------------------------------
Massmart Holdings Ltd.                          1.6%
Retail
----------------------------------------------------
Culture Convenience Club Co. Ltd.               1.5%
Retail-Bookstore
----------------------------------------------------
IAWS Group PLC                                  1.4%
Food & Beverage
----------------------------------------------------
Toyo Business Engineering Corp.                 1.4%
Consulting
----------------------------------------------------
Tatneft ADR                                     1.3%
Oil & Gas
----------------------------------------------------
ICICI Bank Ltd. ADR                             1.3%
Banking
----------------------------------------------------

*EXCLUDES SHORT-TERM INVESTMENTS, CASH AND CASH EQUIVALENTS.


4  N A T I O N W I D E

GARTMORE FUNDS
--------------------------------------------------------------------------------

GARTMORE GLOBAL TECHNOLOGY
AND COMMUNICATIONS FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK?

     For the fiscal year ended October 31, 2001, the Gartmore Global Technology and Communications Fund returned -60.93%(a) versus -52.43% for the Morgan Stanley High Tech 35 Index, its benchmark index.

WHAT OVERALL MARKET FACTORS (MACROECONOMIC CONDITIONS, STYLE, SECTOR ALLOCATIONS AND CAPITALIZATION RANGES) CONTRIBUTED TO THE FUND PERFORMANCE?

     Absolute performance was hurt by the slowing economy that drove most major indices and sectors into negative territory throughout the period. The economy decelerated sharply due to the effects of interest-rate increases from 1999 through 2000, higher energy costs and excessive capital spending. Technology stocks fell the hardest throughout the year due to high growth expectations (that failed to materialize in the slowing economy) and sharply curtailed corporate capital spending.

     The Fund underperformed the benchmark due primarily to its computer networking stocks including companies such as Extreme Networks and Check Point Software Technologies. Our overweighted position in data processing, with its recurring revenue streams, helped performance as well as our underweighting in semiconductor stocks, which fell as the economy softened. Solid stock selection in the communication equipment industry supported returns.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

     Top-performing stocks during the period included DRS Technologies and Northrop Grumman, defense electronic stocks; eBay, the Internet auction stock; NVIDIA, the graphic processor; and AmeriSourceBergen, the pharmaceutical distributor. Stocks that detracted from performance included semiconductor stocks Vitesse Semiconductor Corporation and TriQuint Semiconductor Inc.; Internet security provider Watchguard Technologies; telecommunication service provider XO Communications; and the online recruitment provider TMP Worldwide. These stocks all suffered from high expectations amid a slowing environment.

WHAT IS YOUR VIEW OF THE MARKET-AND THE FUND'S POSITION-GOING FORWARD?

     We are becoming cautiously optimistic, and we have increased our weightings in the more economically sensitive industries within technology, such as the semiconductor equipment segment. Going forward, we believe that the Federal Reserve interest rate cuts will provide positive stimulus for the equity markets. We look for a recovery sometime in the second calendar quarter of 2002.

PORTFOLIO MANAGER: AARON HARRIS
(a) Performance of Class A shares without sales charge and assuming all distributions are reinvested. This Fund's total return is impacted by investment in IPOs. Additionally, this investment strategy may cause the Fund's volatility and portfolio turnover percentage to increase. There is no guarantee this strategy will enhance Fund performance in the future.

PORTFOLIO MARKET VALUE $4,020,268

OCTOBER 31, 2001

AVERAGE ANNUAL TOTAL RETURN
(For Years Ended October 31, 2001)

YEARS                                            1      INCEPTION(5)
====================================================================
Class A                       w/o SC**        -60.93%       -46.44%
                               w/SC(1)        -63.19%       -48.76%
--------------------------------------------------------------------
Class B                       w/o SC**        -61.30%       -46.92%
                               w/SC(2)        -63.09%       -48.40%
--------------------------------------------------------------------
Class C*                      w/o SC**        -61.11%       -46.72%
                               w/SC(3)        -61.85%       -47.12%
--------------------------------------------------------------------
Institutional Service Class(4)                -60.58%       -46.04%
--------------------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
* These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (3/1/01). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
**   These returns do not reflect the effects of sales charges (SC).
1    A 5.75% front-end sales charge was deducted.
2 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
3 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
4    Not subject to any sales charges.
5    Fund commenced operations on June 30, 2000.
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.




Date        Class A  Morgan Stanley High Tech   CPI
6/30/2000.    9,425                    10,000  10,000
                                               ------
10/31/2000   10,471                     9,136  10,099
                                               ------
10/31/2001    4,091                     4,346  10,372
                                               ------







Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Technology and Communications Fund, Morgan Stanley High-Tech 35 Index (Morgan Stanley High-Tech)(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.
(b) The Morgan Stanley High-Tech is an equal dollar-weighted index of 35 stock in nine different technology subsectors.
(c) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                          N A T I O N W I D E  5

STATEMENT OF INVESTMENTS
Gartmore Global Technology and Communications Fund
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001

                                           SHARES
                                             OR
                                          PRINCIPAL
                                           AMOUNT     VALUE
COMMON STOCK  (88.1%)
-------------------------------------------------------------
FINLAND  (1.7%)
Telecom Equipment  (1.7%)
Nokia Corp. ADR                               3,200  $ 65,632
                                                     --------
-------------------------------------------------------------
JAPAN  (1.0%)
COMPUTER SOFTWARE  (1.0%)
Capcom Co. Ltd.                               1,500    41,052
                                                     --------
-------------------------------------------------------------
NORWAY  (1.8%)
TELECOM EQUIPMENT  (1.8%)
Tandberg ASA (b)                              3,900    70,039
                                                     --------
-------------------------------------------------------------
TAIWAN  (2.7%)
SEMICONDUCTORS  (2.7%)
Taiwan Semiconductor ADR (b)                  8,200   105,862
                                                     --------
-------------------------------------------------------------
UNITED KINGDOM  (3.9%)
AEROSPACE & MILITARY TECHNOLOGY  (0.6%)
British Aerospace PLC                         4,500    21,826
                                                     --------
Telecom Equipment  (3.3%)
Vodafone Group PLC ADR                        5,700   131,784
                                                     --------
                                                      153,610
                                                     --------
-------------------------------------------------------------
UNITED STATES  (77.0%)
AEROSPACE & MILITARY TECHNOLOGY  (9.4%)
Alliant Techsystems, Inc. (b)                   900    78,534
DRS Technologies, Inc. (b)                    2,100    84,735
EDO Corp.                                     2,800    75,460
Engineered Support Systems, Inc.              1,500    74,685
Raytheon Co.                                  1,800    58,050
                                                     --------
                                                      371,464
                                                     --------
COMPUTER  (5.9%)
EarthLink, Inc. (b)                           9,100   133,315
eBay, Inc. (b)                                1,900    99,712
                                                     --------
                                                      233,027
                                                     --------
COMPUTER SOFTWARE  (15.0%)
Informatica Corp. (b)                        12,900   119,583
InVision Technologies, Inc. (b)               3,200    44,992
Legato Systems, Inc. (b)                      7,400    62,086
Macromedia, Inc. (b)                          5,700    85,272
Microsoft Corp. (b)                           1,500    87,225
Polycom, Inc. (b)                             1,900    56,962
SeeBeyond Technology Corp. (b)                9,200    44,896
Sybase, Inc. (b)                              3,700    50,320
THQ, Inc. (b)                                   700    34,860
                                                     --------
                                                      586,196
                                                     --------

                                           SHARES
                                             OR
                                          PRINCIPAL
                                           AMOUNT     VALUE
COMMON STOCK  (CONTINUED)
-------------------------------------------------------------
UNITED STATES  (CONTINUED)
COMPUTERS-INTEGRATED SYSTEMS  (4.9%)
Redback Networks, Inc. (b)                   10,400  $ 41,704
Sungard Data Systems, Inc. (b)                1,000    25,200
The BISYS Group, Inc. (b)                     2,400   124,848
                                                     --------
                                                      191,752
                                                     --------
DATA PROCESSING & REPRODUCTION  (6.0%)
Alliance Data Systems Corp. (b)               7,800   124,800
Armor Holdings, Inc. (b)                      2,000    48,560
Fiserv, Inc. (b)                              1,709    63,539
                                                     --------
                                                      236,899
                                                     --------
ENTERTAINMENT  (6.3%)
Comcast Corp. Special Class A (b)             3,180   113,971
Hollywood Entertainment Corp. (b)             1,300    20,917
L-3 Communications Holdings, Inc. (b)         1,300   112,931
                                                     --------
                                                      247,819
                                                     --------
HEALTHCARE  (3.4%)
AmerisourceBergen Corp. (b)                     300    19,068
Forest Laboratories, Inc. (b)                   600    44,628
Laboratory Corp. of America Holdings (b)        800    68,960
                                                     --------
                                                      132,656
                                                     --------
NETWORKING  (6.7%)
Cisco Systems, Inc. (b)                       7,700   130,284
Emulex Corp. (b)                              2,500    59,200
Extreme Networks, Inc. (b)                    6,500    75,985
                                                     --------
                                                      265,469
                                                     --------
SEMICONDUCTORS  (2.9%)
Applied Micro Circuits Corp. (b)              3,600    39,708
Marvel Technology Group Ltd. (b)              1,700    41,378
Nanometrics, Inc. (b)                         1,700    33,745
                                                     --------
                                                      114,831
                                                     --------
TELECOM EQUIPMENT  (7.4%)
Finisar Corp. (b)                            11,200    87,584
Harris Corp.                                  2,500    85,700
Terayon Communications Systems, Inc. (b)     10,500   119,175
                                                     --------
                                                      292,459
                                                     --------
-------------------------------------------------------------


6  N A T I O N W I D E

STATEMENT OF INVESTMENTS
Gartmore Global Technology and Communications Fund Continued
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001


                                                        SHARES
                                                          OR
                                                      PRINCIPAL
                                                        AMOUNT       VALUE
COMMON STOCK  (CONTINUED)
-----------------------------------------------------------------------------
UNITED STATES  (CONTINUED)
TELECOMMUNICATIONS  (9.1%)
Motorola, Inc.                                             7,000  $  114,590
Sprint Corp. (PCS Group) (b)                               2,100      46,830
UTStarcom, Inc. (b)                                        4,800     112,704
Verizon Communications, Inc.                               1,700      84,677
                                                                  -----------
                                                                     358,801
                                                                  -----------
                                                                   3,031,373
                                                                  -----------
TOTAL COMMON STOCK                                                 3,467,568
                                                                  -----------
REPURCHASE AGREEMENT  (14.1%)
-----------------------------------------------------------------------------
Fifth Third Bank, 2.36%, 11/01/01
(Fully collateralized by FHARM)                       $  552,700     552,700
                                                                  -----------
TOTAL REPURCHASE AGREEMENT                                           552,700
                                                                  -----------
TOTAL INVESTMENTS (Cost $3,785,351) (a)  -  (102.2%)               4,020,268
LIABILITIES IN EXCESS OF OTHER ASSETS  -  (-2.2%)                    (86,798)
                                                                  -----------
NET ASSETS   -   (100.0%)                                         $3,933,470
                                                                  ===========

-----------------------------------------------------------------------------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $125,740. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:
     Unrealized appreciation         $  323,132
     Unrealized depreciation           (213,955)
                                     -----------
     Net unrealized appreciation     $  109,177
                                     ===========
(b)  Denotes a non-income producing security.
ADR      American Depository Receipt
FHARM    Freddie Mac Adjustable Rate Mortgage


SEE NOTES TO FINANCIAL STATEMENTS.


                                                          N A T I O N W I D E  7

GARTMORE FUNDS
--------------------------------------------------------------------------------

GARTMORE EMERGING MARKETS FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

HOW DID THE FUND PERFORM AGAINST THE BENCHMARK?

     For the fiscal year ended October 31, 2001, the Gartmore Emerging Markets Fund returned -26.24%(a) versus a return of -21.11% for the S&P/IFC Investables Index, its benchmark.

WHAT OVERALL MARKET FACTORS (MACROECONOMIC CONDITIONS, STYLE, SECTOR ALLOCATIONS AND CAPITALIZATION RANGES) CONTRIBUTED TO THE FUND'S PERFORMANCE?

     Performance was hurt primarily by stock selection in Mexico, Korea and Thailand. In Mexico, for example, Grupo Elektra, the country's leading specialty retailer, and TV Azteca, in which Elektra holds a small stake, suffered sharp downturns. These companies were hurt by the deteriorating outlook in consumer confidence in the wake of the September 11 attacks. Country allocation also contributed negatively to performance. Our overweighted positions in Brazil and India, both of which underperformed the Index, hurt performance. Exposure to Hong Kong also detracted from performance as did an underweighted stance in South Africa, which outperformed.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

     Top-performing stocks included Denway Motors, a Chinese carmaker, and Hyundai Motor, based in Korea, whose earnings were boosted by improved earnings and market share gains. Most of the Fund's core holdings, while falling in absolute terms during the period, outperformed the Index. These included Tatneft, the Russian oil and gas producer which benefited from an increase in oil prices; Mexico's Carso Global Telecom, helped by the strengthened outlook for telecommunications earnings following the post-September 11 decline in air travel; Korea's Samsung Electronics, whose outlook has improved as a result of revenue diversification; and Siam Commercial Bank, a leader in the Thai banking sector whose prospects have improved on restructuring in the sector. China Mobile fell as mobile telecommunications companies in general suffered. Among the worst-performing stocks held by the Fund for all or part of the year was Satyam Infoway, the Indian Internet services provider which suffered from the general downturn in technology and telecoms.

WHAT IS YOUR VIEW OF THE MARKET-AND YOUR FUND'S POSITION-
GOING FORWARD?

     The outlook for emerging markets remains largely dependent on the timing and extent of the recovery in global economic growth (the United States is the most important due to its large importing of emerging markets' goods) which we expect to begin in 2002. We remain overweighted in Latin America, with primary exposure in Brazil and Mexico. We also have emphasized Russia, Poland (.9% of the portfolio) and Hungary (2.5% of portfolio) as well as India. We are underweighted in the Pacific Rim but overweighted in Korea and Thailand. At a sector level, our key overweighted stances are in the technology and energy sectors, where companies have a strong franchise and proven track record. In addition, the Fund is positioned to benefit from sectors that have a low variability in demand, such as pharmaceutical (17% of the portfolio) and telecom companies.

PORTFOLIO MANAGER: GARTMORE GLOBAL PARTNERS-SUBADVISER
(a) Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO MARKET VALUE $3,263,128

OCTOBER 31, 2001


AVERAGE ANNUAL TOTAL RETURN
(For Years Ended October 31, 2001)

YEARS                                        1     INCEPTION(5)
===============================================================
Class A                         w/o SC**  -26.24%       -35.49%
                                w/SC1     -30.44%       -38.67%
---------------------------------------------------------------
Class B                         w/o SC**  -26.67%       -35.90%
                                w/SC2     -30.33%       -38.09%
---------------------------------------------------------------
Class C*                        w/o SC**  -25.68%       -35.16%
                                w/SC3     -27.14%       -35.71%
---------------------------------------------------------------
Institutional Service Class(4)            -25.81%       -35.15%
---------------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
* These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (3/1/01). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
**   These returns do not reflect the effects of sales charges (SC).
1    A 5.75% front-end sales charge was deducted.
2 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
3 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
4    Not subject to any sales charges.
5    Fund commenced operations on August 30, 2000.
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.



            Class A  S&P/IFCI Emerging Composite TR   CPI
8/30/2000.    9,425                          10,000  10,000
                                                     ------
10/31/2000    7,652                           8,368  10,069
                                                     ------
10/31/2001    5,644                           6,602  10,342
                                                     ------




Comparative performance of $10,000 invested in Class A shares of the Gartmore Emerging Markets Fund, S&P/IFC Investables Index (S&P/IFC)(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.
(b) The S&P/IFC Investable Indices aim to represent the performance of the stocks in emerging stock markets that are available to foreign institutional investors.
(c) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


8  N A T I O N W I D E

STATEMENT OF INVESTMENTS GARTMORE EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001


                                                  SHARES
                                                    OR
                                                 PRINCIPAL
                                                  AMOUNT     VALUE
COMMON STOCK  (91.4%)
--------------------------------------------------------------------
ARGENTINA  (0.6%)
FINANCIAL SERVICES  (0.6%)
Grupo Financiero Galicia SA ADR                      3,500  $ 19,250
                                                            --------
--------------------------------------------------------------------
BRAZIL  (14.0%)
BANKING  (2.0%)
Banco Bradesco SA ADR                               17,300    65,956
                                                            --------
BEVERAGES  (1.6%)
Companhia de Bebidas das Americas ADR                3,200    51,968
                                                            --------
ELECTRIC UTILITY  (1.2%)
Companhia Paranaense de Energia-Copel ADR            8,000    38,400
                                                            --------
MINING  (0.9%)
Cia Vale Do Rio Doce ADR                             1,400    29,288
                                                            --------
OIL & GAS  (2.3%)
Petroleo Brasileiro SA ADR                           3,600    70,320
                                                            --------
PAPER PRODUCTS  (0.4%)
Votorantim Celulose ADR                              1,000    14,384
                                                            --------
RETAIL - FOOD PRODUCTS  (1.0%)
Companhia Brasileira de Distribuicao
Grupo Pao de Acucar ADR                              2,100    31,878
                                                            --------
STEEL  (0.7%)
Gerdau SA ADR                                        3,500    23,800
                                                            --------
TELECOMMUNICATIONS  (3.9%)
Brasil Telecom Participacoes SA ADR                  1,600    44,800
Tele Centro Oeste Celular Participacoes SA ADR       4,100    20,705
Tele Norte Leste Participacoes SA ADR                5,800    58,928
                                                            --------
                                                             124,433
                                                            --------
                                                             450,427
                                                            --------
--------------------------------------------------------------------
CHINA  (2.1%)
OIL & GAS  (2.1%)
Petrochina Co. Ltd.                                362,000    68,223
                                                            --------
--------------------------------------------------------------------
GREECE  (0.5%)
TELECOMMUNICATIONS  (0.5%)
STET Hellas Telecommunications SA  ADR (b)           3,887    16,520
                                                            --------
--------------------------------------------------------------------
HONG KONG  (5.2%)
AUTOMOBILE  (1.2%)
Denway Motors Ltd.                                 114,000    38,000
                                                            --------
REAL ESTATE  (1.6%)
Wheelock & Co. Ltd.                                 70,000    50,705
                                                            --------
TELECOMMUNICATIONS  (2.4%)
China Mobile Ltd. ADR (b)                            5,300    80,666
                                                            --------
                                                             169,371
                                                            --------

                                                  SHARES
                                                    OR
                                                 PRINCIPAL
                                                  AMOUNT     VALUE
COMMON STOCK  (CONTINUED)
--------------------------------------------------------------------
HUNGARY  (2.5%)
PHARMACEUTICALS  (1.0%)
Gedeon Richter Rt. GDR                                 600  $ 32,460
                                                            --------
TELECOMMUNICATIONS  (1.5%)
MATAV ADR                                            3,200    49,760
                                                            --------
                                                              82,220
                                                            --------
--------------------------------------------------------------------
INDIA  (7.5%)
BIOTECHNOLOGY  (1.7%)
Ranbaxy Laboratories Ltd. GDR                        3,400    55,420
                                                            --------
DIVERSIFIED  (2.2%)
Reliance Industries Ltd. GDR                         6,400    73,920
                                                            --------
FINANCIAL SERVICES  (2.3%)
ICICI Ltd. ADR                                      10,600    73,776
                                                            --------
INTERNET  (0.1%)
Satyam Infoway Ltd. ADR (b)                          3,000     2,940
                                                            --------
SOFTWARE (1.2%)
Wipro Ltd. ADR                                       1,700    38,046
                                                            --------
                                                             244,102
                                                            --------
--------------------------------------------------------------------
ISRAEL  (3.6%)
COMPUTER HARDWARE MANUFACTURING  (2.8%)
M-Systems Flash Disk Pioneer Ltd. (b)               12,700    91,440
                                                            --------
SEMICONDUCTORS  (0.1%)
Tioga Technologies Ltd. (b)                          7,000     1,890
                                                            --------
SOFTWARE & COMPUTER SERVICES  (0.7%)
Precise Software Solutions, Inc. (b)                 1,200    22,932
                                                            --------
                                                             116,262
                                                            --------
--------------------------------------------------------------------
KOREA  (14.2%)
AUTOMOBILE  (1.4%)
Hyundai Motor Co. Ltd. GDR                           5,400    44,820
                                                            --------
BANKING  (2.8%)
Shinhan Bank GDR (b)                                 5,200    90,220
                                                            --------
CONSUMER ELECTRONICS  (2.3%)
LG Electronics, Inc. GDR                            21,400    74,900
                                                            --------
ELECTRONICS  (4.0%)
Samsung Corp. GDR                                    7,000   126,882
                                                            --------
SHIPBUILDING  (0.4%)
Daewoo Shipbuilding &
Marine Engineering Co. Ltd. (b)                      2,800    13,622
                                                            --------
TELECOMMUNICATIONS  (3.3%)
SK Telecom Co. Ltd. ADR                              5,100   107,507
                                                            --------
                                                             457,951
                                                            --------


                                    continued
                                                          N A T I O N W I D E  9

STATEMENT OF INVESTMENTS GARTMORE EMERGING MARKETS FUND CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001


                                                      SHARES
                                                        OR
                                                     PRINCIPAL
                                                      AMOUNT        VALUE
COMMON STOCK  (CONTINUED)
----------------------------------------------------------------------------
MALAYSIA  (0.9%)
BANKING  (0.9%)
AMMB Holdings Berhad                                     41,000  $   29,994
                                                                 -----------
----------------------------------------------------------------------------
MEXICO  (12.7%)
CABLE TV / PROGRAMMING  (1.3%)
TV Azteca SA de CV ADR                                    8,600      41,452
                                                                 -----------
CONSTRUCTION  (1.4%)
Consorcio ARA SA de CV ADR (b)                            3,300      44,942
                                                                 -----------
DIVERSIFIED  (2.3%)
Alfa SA Class A                                          30,000      26,102
Grupo IMSA SA de CV ADR                                   5,900      47,672
                                                                 -----------
                                                                     73,774
                                                                 -----------
FINANCIAL SERVICES  (0.7%)
Grupo Financiero Banorte SA (b)                          14,900      24,157
                                                                 -----------
RETAIL  (3.4%)
Grupo Elektra SA de CV ADR                                9,600      47,904
Wal-Mart de Mexico SA de CV ADR                           2,600      61,543
                                                                 -----------
                                                                    109,447
                                                                 -----------
TELECOMMUNICATIONS  (3.6%)
Carso Global Telecom ADR (b)                             27,217     102,372
Grupo Iusacell SA de CV ADR (b)                           5,400      14,094
                                                                    116,466
                                                                 -----------
                                                                    410,238
                                                                 -----------
----------------------------------------------------------------------------
POLAND  (0.9%)
PETROLEUM  (0.9%)
Polski Koncern Naftowy Orlen SA GDR                       3,200      29,216
                                                                 -----------
----------------------------------------------------------------------------
RUSSIA  (7.9%)
MINING  (1.5%)
Norilsk Nickel ADR (b)                                    4,000      49,800
                                                                 -----------
OIL & GAS  (6.4%)
OAO Gazprom ADR                                           6,200      53,320
Tatneft ADR                                              15,500     154,225
                                                                 -----------
                                                                    207,545
                                                                 -----------
                                                                    257,345
                                                                 -----------
----------------------------------------------------------------------------
SOUTH AFRICA  (6.5%)
BANKING & FINANCE  (2.0%)
Boe Ltd.                                                 42,400      16,641
Investec Group Ltd.                                       2,900      49,095
                                                                 -----------
                                                                     65,736
                                                                 -----------
ENGINEERING  (1.0%)
Aveng Ltd.                                               40,000      33,519
                                                                 -----------
FINANCIAL SERVICES  (0.6%)
FirstRand Ltd.                                           24,700      20,069
                                                                 -----------

                                                      SHARES
                                                        OR
                                                     PRINCIPAL
                                                      AMOUNT        VALUE
COMMON STOCK  (CONTINUED)
----------------------------------------------------------------------------
SOUTH AFRICA  (CONTINUED)
MINING  (2.9%)
Anglo American PLC                                        1,400  $   18,058
Anglo American PLC                                        3,568      45,820
Impala Platinum Holdings Ltd.                               800      28,479
                                                                 -----------
                                                                     92,357
                                                                 -----------
                                                                    211,681
                                                                 -----------
----------------------------------------------------------------------------
TAIWAN  (8.7%)
COMPUTER HARDWARE  (4.5%)
Asustek Computer, Inc. GDR                               18,700      63,580
Compal Electronics, Inc. GDR                             13,600      54,400
Ritek Corp. GDR                                          15,000      30,000
                                                                 -----------
                                                                    147,980
                                                                 -----------
SEMICONDUCTORS  (4.2%)
Advanced Semiconducting Engineering, Inc. ADR (b)         8,435      21,594
Macronix International Co. Ltd. ADR (b)                   6,000      35,985
Taiwan Semiconductor Manufacturing
Co. Ltd. ADR (b)                                          6,020      77,718
                                                                 -----------
                                                                    135,297
                                                                 -----------
                                                                    283,277
                                                                 -----------
----------------------------------------------------------------------------
THAILAND  (2.4%)
FINANCIAL SERVICES  (2.4%)
Siam Commercial Bank Public Co. Ltd. (b)                240,000      77,835
                                                                 -----------
----------------------------------------------------------------------------
TURKEY  (1.2%)
BANKING  (1.2%)
Yapi ve Kredi Bankasi AS (b)                         22,000,000      40,101
                                                                 -----------
TOTAL COMMON STOCK                                                2,964,013
                                                                 -----------
REPURCHASE AGREEMENT  (9.2%)
----------------------------------------------------------------------------
Fifth Third Bank, 2.36%, 11/01/01
(Fully collateralized by
Freddie Mac Note)                                   $   299,115     299,115
                                                                 -----------
TOTAL REPURCHASE AGREEMENT                                          299,115
                                                                 -----------
TOTAL INVESTMENTS (Cost $4,508,713) (a) - (100.6%)                3,263,128
LIABILITIES IN EXCESS OF OTHER ASSETS - (-0.6%)                     (19,807)
                                                                 -----------
NET ASSETS - (100.0%)                                            $3,243,321
                                                                 ===========
----------------------------------------------------------------------------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $32,356 and by the amount of mark to market adjustment for passive foreign investment companies of $380. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:
     Unrealized appreciation         $    32,722
     Unrealized depreciation          (1,311,043)
                                       ----------
     Net unrealized depreciation     $(1,278,321)
                                       ==========

(b)     Denotes a non-income producing security.
ADR     American Depositary Receipt
GDR     Global Depositary Receipt


SEE NOTES TO FINANCIAL STATEMENTS.


10  N A T I O N W I D E

GARTMORE FUNDS
--------------------------------------------------------------------------------

GARTMORE INTERNATIONAL GROWTH FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK?

     For the fiscal year ended October 31, 2001, the Gartmore International Growth Fund returned -30.14%(a) versus -24.94% for the Morgan Stanley Capital International All Country World Ex-US Index, its benchmark.

WHAT OVERALL MARKET FACTORS (MACROECONOMIC CONDITIONS, STYLE, SECTOR ALLOCATIONS AND CAPITALIZATION RANGES) CONTRIBUTED TO THE FUND PERFORMANCE?

     The Fund's underperformance was primarily caused by its growth style bias. As the global economy slowed and the earnings outlook worsened, particularly after September 11, growth style funds underperformed. However, against the growth component of the benchmark Index, the Fund outperformed. While the Fund adopted a strategy of selecting stocks with more predictable earnings and steadier growth rates during the year, our core holdings of growth-style stocks, particularly within the technology and telecommunications sectors, underperformed. Financials, energy and defensives, however, tended to outperform. Geographical asset allocation had a positive impact on performance, although not enough to offset the negative effects of stock selection. During the period, the Fund was overweighted in Europe, which outperformed the Index, and underweighted in Japan and Pacific and emerging markets. Japan and the Pacific region without Japan underperformed the Index, while emerging markets outperformed.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

     The Fund's top holdings, such as the pharmaceuticals companies Novartis and GlaxoSmithKline and oil companies BP/Amoco and TotalFinaElf, outperformed the Index during the period. Recent acquisitions such as Rentokil, a leading pest-control firm based in the United Kingdom, and Halifax Bank of Scotland, also have done well. During the period Rentokil was the top-performing stock, although the Fund realized only part of that gain because the stock was purchased late in the period. The worst-performing stock during the period was Winbond Electronic, a Taiwanese semiconductor company. The Fund purchased this stock in November 2000 and was in the process of selling it at the end of the reporting period. Vodafone, one of the Fund's core stocks, also underperformed, hurt by the general downturn in telecommunication sector.

WHAT IS YOUR VIEW OF THE MARKET-AND THE FUND'S POSITION-GOING FORWARD?

     Looking forward, the main threat to equities comes from the exceptionally difficult period for earnings growth that now looms. Against this background, however, we believe that investors are already anticipating a period in which earnings growth is poor but they will be prepared to look forward to a recovery in the early part of next year. We cannot dismiss the potential for near-term weakness, but believe it is appropriate to take a longer-term perspective. On a regional basis, we continue to favor Europe over Japan and Pacific and Emerging Markets, although we are beginning to increase exposure to the latter on the view that these developing regions will benefit from the early stages of an economic upturn. At the sector level, we have begun to re-emphasize more growth-oriented stocks, while continuing to limit investment risk, having been defensive for the past several months.

PORTFOLIO MANAGER: GARTMORE GLOBAL PARTNERS-SUBADVISER
(a) Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO MARKET VALUE $5,971,019

OCTOBER 31, 2001

AVERAGE ANNUAL TOTAL RETURN
(For Years Ended October 31, 2001)

YEARS                                        1     INCEPTION(5)
===============================================================
Class A                         w/o SC**  -30.14%       -33.64%
                                w/SC1     -34.15%       -36.91%
---------------------------------------------------------------
Class B                         w/o SC**  -30.62%       -34.09%
                                w/SC2     -34.09%       -36.35%
---------------------------------------------------------------
Class C*                        w/o SC**  -30.28%       -33.82%
                                w/SC3     -31.67%       -34.38%
---------------------------------------------------------------
Institutional Service Class(4)            -29.80%       -33.36%
---------------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
* These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (3/1/01). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
**   These returns do not reflect the effects of sales charges (SC).
1    A 5.75% front-end sales charge was deducted.
2 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
3 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
4    Not subject to any sales charges.
5    Fund commenced operations on August 30, 2000.
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.



            Class A  MSCI AC World-USA IX GD (Index)   CPI
8/30/2000.    9,425                           10,000  10,000
                                                      ------
10/31/2000    8,351                            9,131  10,069
                                                      ------
10/31/2001    5,834                            6,853  10,342
                                                      ------




Comparative performance of $10,000 invested in Class A shares of the Gartmore International Growth Fund, Morgan Stanley Capital International All Country World ex U.S. Index (MSCI AC World ex U.S.)(b), and the Consumer Price Index
(CPI)(c) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.
(b) The MSCI AC World ex U.S. is an index that contains companies that are replicas of their local markets not including any securities in the United States.
(c) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                         N A T I O N W I D E  11

STATEMENT OF INVESTMENTS GARTMORE INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001


                                                 SHARES
                                                   OR
                                                PRINCIPAL
                                                 AMOUNT     VALUE
COMMON STOCK (88.8%)
-------------------------------------------------------------------
AUSTRALIA  (1.0%)
BANKING  (0.5%)
Australia and New Zealand Banking Group Ltd.        3,600  $ 32,408
Multi-Media  (0.5%)
News Corp. Ltd. (The)                               4,603    31,774
                                                           --------
                                                             64,182
                                                           --------
-------------------------------------------------------------------
BRAZIL  (0.8%)
MINING  (0.4%)
Companhia Vale de Rio Doce ADR                      1,400    29,288
                                                           --------
TELECOMMUNICATIONS  (0.4%)
Tele Norte Leste Participacoes SA ADR               2,400    24,384
                                                           --------
                                                             53,672
                                                           --------
-------------------------------------------------------------------
CANADA  (3.0%)
BANKING  (0.7%)
Royal Bank of Canada                                1,600    47,196
                                                           --------
DIVERSIFIED  (0.2%)
Bombardier, Inc.                                    2,000    12,984
                                                           --------
INSURANCE  (0.9%)
Canada Life Financial Corp.                           950    24,998
Manulife Financial Corp.                            1,200    29,686
                                                           --------
                                                             54,684
                                                           --------
MULTI-MEDIA  (0.5%)
The Thomson Corp.                                   1,100    30,713
                                                           --------
TELECOMMUNICATIONS  (0.7%)
BCE, Inc.                                           2,000    44,132
                                                           --------
                                                            189,709
                                                           --------
-------------------------------------------------------------------
CHINA  (0.9%)
OIL & GAS  (0.9%)
CNOOC Ltd. ADR                                      2,800    54,964
                                                           --------
FINLAND  (1.5%)
TELECOMMUNICATIONS  (1.5%)
Nokia Oyj                                           4,648    97,248
                                                           --------
-------------------------------------------------------------------
FRANCE  (8.9%)
BUILDING PRODUCTS  (0.8%)
Compagnie de Saint-Gobain                             350    48,703
                                                           --------
ELECTRONICS  (0.5%)
Schneider Electric SA                                 800    32,049
                                                           --------
HEALTH & PERSONAL CARE  (1.5%)
L'Oreal SA                                            735    50,775
Sanofi-Synthelabo SA                                  700    46,182
                                                           --------
                                                             96,957
                                                           --------

                                                 SHARES
                                                   OR
                                                PRINCIPAL
                                                 AMOUNT     VALUE
COMMON STOCK  (CONTINUED)
-------------------------------------------------------------------
FRANCE  (CONTINUED)
METALS  (0.5%)
Pechiney SA                                           743  $ 34,129
                                                           --------
OIL & GAS  (3.8%)
Total Fina Elf SA                                   1,708   239,980
                                                           --------
PHARMACEUTICALS  (1.4%)
Aventis SA                                          1,180    86,882
                                                           --------
TELECOMMUNICATIONS  (0.4%)
Orange SA (b)                                       3,000    24,318
                                                           --------
                                                            563,018
                                                           --------
-------------------------------------------------------------------
GERMANY  (7.1%)
AUTOMOTIVE  (1.1%)
Bayerische Motoren Werke AG                         2,358    70,084
                                                           --------
BANKING  (0.3%)
Deutsche Bank AG                                      396    21,935
                                                           --------
DIVERSIFIED  (0.8%)
Siemens AG                                          1,000    47,645
                                                           --------
ELECTRONICS  (0.9%)
E. on AG                                            1,100    56,967
                                                           --------
FINANCIAL SERVICES  (1.0%)
Deutsche Boerse AG                                  1,900    66,055
                                                           --------
INSURANCE  (2.0%)
Allianz AG                                            300    70,494
Muenchener Rueckversucherungs Gesellschaft AG         190    50,226
                                                           --------
                                                            120,720
                                                           --------
MANUFACTURING  (1.0%)
Henkel KGaA                                         1,200    65,929
                                                           --------
                                                            449,335
                                                           --------
-------------------------------------------------------------------
HONG KONG  (0.4%)
DIVERSIFIED  (0.4%)
Hutchison Whampoa Ltd.                              3,000    24,327
                                                           --------
-------------------------------------------------------------------
INDIA  (0.7%)
BUILDING & CONSTRUCTION  (0.5%)
New World Developments Co. Ltd.                    40,000    27,436
                                                           --------
DIVERSIFIED  (0.2%)
Reliance Industries Ltd. GDR                        1,300    15,015
                                                           --------
                                                             42,451
                                                           --------
-------------------------------------------------------------------
IRELAND  (2.1%)
BANKING  (1.0%)
Bank of Ireland (b)                                 7,300    64,927
                                                           --------
PHARMACEUTICALS  (1.1%)
Elan Corp. PLC ADR (b)                              1,500    68,475
                                                           --------
                                                            133,402
                                                           --------


                                    continued
12  N A T I O N W I D E

STATEMENT OF INVESTMENTS GARTMORE INTERNATIONAL GROWTH FUND CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001


                                                  SHARES
                                                    OR
                                                 PRINCIPAL
                                                  AMOUNT     VALUE
COMMON STOCK  (CONTINUED)
--------------------------------------------------------------------
ITALY  (3.7%)
INVESTMENT MANAGEMENT/ADVISORY SERVICES  (0.6%)
Banca Fideuram SpA                                   5,900  $ 36,400
                                                            --------
LUXURY GOODS  (1.2%)
Gucci Group                                            924    78,853
                                                            --------
TELECOMMUNICATIONS  (1.9%)
Telecom Italia Mobile SpA                            8,000    43,592
Telecom Italia SpA                                   9,200    76,812
                                                            --------
                                                             120,404
                                                            --------
                                                             235,657
                                                            --------
--------------------------------------------------------------------
JAPAN  (13.2%)
AUTOMOTIVE  (2.1%)
Nissan Motor Co. Ltd.                                7,000    30,881
Toyota Motor Corp.                                   4,200   101,908
                                                            --------
                                                             132,789
                                                            --------
BANKING  (0.5%)
Mitsubishi Tokyo Financial Group, Inc. (b)               2    14,869
The Sumitomo Trust & Banking Co. Ltd.                3,000    16,715
                                                            --------
                                                              31,584
                                                            --------
CHEMICALS  (0.4%)
Asahi Kasei Corp.                                    7,000    23,046
                                                            --------
ELECTRONICS  (4.1%)
Canon, Inc.                                          1,000    29,084
NEC Corp.                                            5,000    45,341
Nintendo Co. Ltd.                                      400    61,697
Sony Corp.                                           1,500    56,738
Tokyo Electric Power Co., Inc.                       2,800    69,540
                                                            --------
                                                             262,400
                                                            --------
FINANCIAL SERVICES  (0.4%)
Nomura Holdings, Inc.                                2,000    26,306
                                                            --------
HEALTH & PERSONAL CARE  (0.5%)
Shiseido Co. Ltd.                                    3,000    29,680
                                                            --------
PHARMACEUTICALS  (1.2%)
Chugai Pharmaceutical Co. Ltd.                       3,000    43,846
Yamanouchi Pharmaceutical Co. Ltd.                   1,000    29,656
                                                            --------
                                                              73,502
                                                            --------
REAL ESTATE  (1.4%)
Japan Real Estate Investment Corp. (b)                  13    57,563
Mitsui Fudosan Co. Ltd.                              3,000    30,464
                                                            --------
                                                              88,027
                                                            --------
RETAIL  (0.5%)
Lawson, Inc.                                           900    31,690
                                                            --------
SERVICES  (0.8%)
Secom Co. Ltd.                                       1,000    52,040
                                                            --------

                                                  SHARES
                                                    OR
                                                 PRINCIPAL
                                                  AMOUNT     VALUE
COMMON STOCK  (CONTINUED)
--------------------------------------------------------------------
JAPAN  (CONTINUED)
TELECOMMUNICATIONS  (1.3%)
Nippon Telegraph & Telephone Corp.                       7  $ 28,822
NTT DoCoMo, Inc.                                         4    54,246
                                                            --------
                                                              83,068
                                                            --------
                                                             834,132
                                                            --------
--------------------------------------------------------------------
KOREA  (2.1%)
BANKING  (0.6%)
H&CB ADR                                             1,200    15,576
Hana Bank GDR                                        3,000    23,250
                                                            --------
                                                              38,826
                                                            --------
BUILDING & CONSTRUCTION  (0.2%)
Daewoo Shipbuilding & Marine Co. Ltd. (b)            2,200    10,703
                                                            --------
ELECTRONICS  (0.8%)
Samsung Electronics Co. Ltd.                           750    56,572
                                                            --------
TELECOMMUNICATIONS  (0.5%)
Korea Telecom Corp. ADR                              1,400    29,176
                                                            --------
                                                             135,277
                                                            --------
--------------------------------------------------------------------
MEXICO  (0.7%)
RETAIL  (0.7%)
Wal-Mart de Mexico SA de CV ADR                      1,800    42,607
                                                            --------
--------------------------------------------------------------------
NETHERLANDS  (5.0%)
BANKING  (1.0%)
ABN AMRO Holding NV                                  4,028    61,529
                                                            --------
BREWERY  (1.3%)
Heineken NV                                          2,300    84,622
                                                            --------
FINANCIAL SERVICES  (0.5%)
ING Groep NV                                         1,284    32,034
                                                            --------
OIL & GAS  (1.4%)
Royal Dutch Petroleum Co.                            1,708    86,916
                                                            --------
SEMICONDUCTORS  (0.3%)
ASM Lithography Holding NV (b)                       1,400    20,175
                                                            --------
TRANSPORTATION  (0.5%)
TNT Post Group NV                                    1,600    31,300
                                                            --------
                                                             316,576
                                                            --------
--------------------------------------------------------------------
PORTUGAL  (0.6%)
TELECOMMUNICATIONS  (0.6%)
Portugal Telecom SA (b)                              4,400    34,874
                                                            --------
--------------------------------------------------------------------
SINGAPORE  (0.5%)
Telecommunications  (0.5%)
Singapore Telecommunications Ltd.                   32,000    30,347
                                                            --------
--------------------------------------------------------------------
SPAIN  (3.3%)
BANKING  (0.8%)
Banco Bilbao Vizcaya SA                              4,500    50,379
                                                            --------


                                    continued
                                                         N A T I O N W I D E  13

STATEMENT OF INVESTMENTS GARTMORE INTERNATIONAL GROWTH FUND CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001



                                              SHARES
                                                OR
                                             PRINCIPAL
                                              AMOUNT      VALUE
COMMON STOCK  (CONTINUED)
------------------------------------------------------------------
SPAIN  (CONTINUED)
TELECOMMUNICATIONS  (1.2%)
Telefonica SA (b)                                6,500  $   78,097
                                                        ----------
UTILITIES  (1.3%)
Iberdrola SA                                     5,922      81,446
                                                        ----------
                                                           209,922
                                                        ----------
------------------------------------------------------------------
SWITZERLAND  (3.6%)
BANKING  (0.9%)
UBS AG                                           1,200      55,815
                                                        ----------
FOOD - DIVERSIFIED  (1.0%)
Nestle SA                                          300      62,283
                                                        ----------
PHARMACEUTICALS  (1.7%)
Novartis AG                                      2,950     110,475
                                                        ----------
                                                           228,573
                                                        ----------
------------------------------------------------------------------
TAIWAN  (1.6%)
COMPUTER HARDWARE  (0.3%)
Acer Communications & Multimedia, Inc. GDR       5,000      20,250
                                                        ----------
SEMICONDUCTORS  (1.3%)
Taiwan Semiconductor Manufacturing
Co. Ltd. ADR (b)                                 4,000      51,640
Winbond Electronics Corp.                        9,300      29,760
                                                        ----------
                                                            81,400
                                                        ----------
                                                           101,650
                                                        ----------
------------------------------------------------------------------
THAILAND  (0.3%)
BANKING  (0.3%)
Bangkok Bank Public Co. Ltd. (b)                24,000      17,312
                                                        ----------
------------------------------------------------------------------
UNITED KINGDOM  (27.8%)
BANKING  (4.9%)
Barclays PLC                                     2,500      75,115
HBOS PLC                                         6,600      74,484
HSBC Holdings PLC                                9,200     100,816
Royal Bank of Scotland Group PLC                 2,266      54,276
                                                        ----------
                                                           304,691
                                                        ----------
BUILDING & CONSTRUCTION  (1.7%)
AMEC PLC                                         8,682      52,052
Persimmon PLC                                   12,500      55,627
                                                        ----------
                                                           107,679
                                                        ----------
COMPUTER SOFTWARE/SERVICES  (0.3%)
The Sage Group PLC                               7,000      21,429
                                                        ----------
DISTRIBUTION  (0.6%)
Centrica PLC                                    11,000      35,074
                                                        ----------
DIVERSIFIED  (0.6%)
Rentokil Initial PLC                            10,300      36,999
                                                        ----------


                                              SHARES
                                                OR
                                             PRINCIPAL
                                              AMOUNT      VALUE
COMMON STOCK  (CONTINUED)
------------------------------------------------------------------
UNITED KINGDOM  (CONTINUED)
ELECTRONICS  (0.4%)
ARM Holdings PLC (b)                             5,000  $   25,178
                                                        ----------
FOOD & BEVERAGE  (2.6%)
Diageo PLC                                       7,000      69,989
Tesco PLC                                       26,600      93,520
                                                        ----------
                                                           163,509
                                                        ----------
HOUSEHOLD PRODUCTS  (1.1%)
Unilever PLC                                     9,956      72,251
                                                        ----------
HUMAN RESOURCES  (0.5%)
Capita Group PLC                                 5,300      33,645
                                                        ----------
INSURANCE  (1.3%)
CGNU PLC                                         4,600      55,024
Prudential PLC                                   2,701      28,243
                                                        ----------
                                                            83,267
                                                        ----------
MINING  (0.5%)
Anglo American PLC                               2,400      30,820
                                                        ----------
OIL & GAS  (2.5%)
BP PLC                                          19,729     159,385
                                                        ----------
PHARMACEUTICALS  (3.9%)
AstraZeneca PLC                                    801      36,100
GlaxoSmithKline PLC                              5,400     145,207
Shire Pharmaceuticals Group PLC (b)              4,500      65,477
                                                        ----------
                                                           246,784
                                                        ----------
REAL ESTATE  (0.4%)
Canary Wharf Group PLC (b)                       4,300      27,875
                                                        ----------
TELECOMMUNICATIONS  (4.8%)
British Sky Broadcasting Group PLC  (b)          3,000      33,595
British Telecommunications PLC                  15,790      79,684
Vodafone Group PLC                              80,251     185,570
                                                        ----------
                                                           298,849
                                                        ----------
TRANSPORTATION  (0.9%)
Lattice Group PLC                               24,000      54,013
                                                        ----------
UTILITIES  (0.8%)
National Grid Group PLC                          6,691      47,414
                                                        ----------
                                                         1,748,862
                                                        ----------
TOTAL COMMON STOCK                                       5,608,097
                                                        ----------


                                    continued
14  N A T I O N W I D E

STATEMENT OF INVESTMENTS GARTMORE INTERNATIONAL GROWTH FUND CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001


                                                     SHARES
                                                       OR
                                                   PRINCIPAL
                                                     AMOUNT      VALUE
REPURCHASE AGREEMENT  (5.7%)
-------------------------------------------------------------------------
Fifth Third Bank, 2.36%, 11/01/01
(Fully collateralized by FNARM)                    $  362,922  $  362,922
                                                               ----------
TOTAL REPURCHASE AGREEMENT                                        362,922
                                                               ----------
TOTAL INVESTMENTS (Cost $6,293,844) (a) - (94.5%)               5,971,019
OTHER ASSETS IN EXCESS OF LIABILITIES - (5.5%)                    345,616
                                                               ----------
NET ASSETS  -  (100.0%)                                        $6,316,635
                                                               ==========

-------------------------------------------------------------------------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $259,562. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:
     Unrealized appreciation         $ 126,634
     Unrealized depreciation          (709,021)
                                     ----------
     Net unrealized depreciation     $(582,387)
                                     ==========

(b)  Denotes a non-income producing security.
ADR      American Depositary Receipt
FNARM    Fannie Mae Adjustable Rate Mortgage
GDR      Global Depositary Receipt

At October 31, 2001, the Fund's open long futures contracts were as follows:
--------------------------------------------------------------------------------

                                                      Unrealized
                                    Market Value     Appreciation
Number of     Long                   Covered by     (Depreciation)
Contracts  Contracts*  Expiration     Contracts      at 10/31/01
====================================================================
    2      Hang Seng    11/30/01      $128,628         $(4,282)
           100 Index

* Cash pledged as collateral.


SEE NOTES TO FINANCIAL STATEMENTS.


                                                         N A T I O N W I D E  15

GARTMORE FUNDS
--------------------------------------------------------------------------------

GARTMORE GLOBAL LEADERS FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK?

     For the fiscal year ended October 31, 2001, the Gartmore Global Leaders Fund returned -31.36%(a) versus a return of -25.24% for the Morgan Stanley Capital International World Index, its benchmark.

WHAT OVERALL MARKET FACTORS (MACROECONOMIC CONDITIONS, STYLE, SECTOR ALLOCATIONS AND CAPITALIZATION RANGES) CONTRIBUTED TO THE FUND'S PERFORMANCE?

     The Fund's performance was hurt primarily by its growth style bias. Growth stocks suffered during the reporting period as the global economy slowed and the earnings outlook worsened. This hurt technology and telecommunication companies, although some telecommunication companies began recovering toward the end of the year. This change reflected a perception that they would benefit from the decline in air travel following the September 11 attacks in the U.S. Within the technology sector, the Fund favored software companies; while these performed relatively well within the technology sector, they underperformed the Index as a whole. Partly offsetting the negative effects of stock selection was the Fund's overweighted position in Europe, which outperformed, and an underweighted stance in Pacific region without Japan, which underperformed the index. Overall, geographical asset allocation contributed positively to performance.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

     The Fund's top-performing stock relative to the Index was Electronic Data Systems, the Texas-based company that offers business service solutions from Information Technology infrastructure to management consulting. The company's earnings have systematically topped earnings estimates during the last year. Defensive positions such as tobacco company Philip Morris and consumer and medical products maker Johnson & Johnson, both among the Fund's top holdings, also strongly outperformed the Index. Another core holding, Novartis, the Swiss pharmaceuticals company, rose, reflecting its leading position in a sector that did relatively well during the period. Exxon Mobil and Verizon Communications, the largest wireless provider in the United States, ended the period lower but still outperformed the Index. The worst performing stock relative to the Index was Commerce One, the California-based software company that suffered from larger-than-expected losses.

WHAT IS YOUR VIEW OF THE MARKET-AND THE FUND'S POSITION-GOING FORWARD?

     During the past year, the Fund followed a strategy that combines defensive and aggressive characteristics. For example, despite a downturn in software companies for most of the year, we maintained an overweighted position on the view that systems upgrades will continue to be needed even without new computers. At the same time, we reduced exposure to U.S. electric utility companies, reflecting the sector's poorer earnings outlook as electricity prices have collapsed. Looking forward, the economic forecast in the United States, Japan and Pacific and emerging markets are negative for the rest of the year, while growth prospects in Europe are flat to very weak. We believe a global recovery will occur in 2002 that will benefit growth stocks. Therefore, while we will continue to limit investment risk in this environment, we are maintaining a bias toward growth stocks.

PORTFOLIO MANAGER: GARTMORE GLOBAL PARTNERS-SUBADVISER
(a) Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO MARKET VALUE $3,174,456

OCTOBER 31, 2001

AVERAGE ANNUAL TOTAL RETURN
(For Years Ended October 31, 2001)

YEARS                                         1     INCEPTION(5)
================================================================
Class A                         w/o SC**   -31.36%       -32.99%
                                w/SC1      -35.33%       -36.30%
----------------------------------------------------------------
Class B                         w/o SC**   -31.94%       -33.54%
                                w/SC2      -35.35%       -35.82%
----------------------------------------------------------------
Class C*                        w/o SC**   -31.61%       -33.27%
                                w/SC3      -32.96%       -33.83%
----------------------------------------------------------------
Institutional Service Class(4)             -31.03%       -32.72%
----------------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
* These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (3/1/01). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
**   These returns do not reflect the effects of sales charges (SC).
1    A 5.75% front-end sales charge was deducted.
2 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
3 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
4    Not subject to any sales charges.
5    Fund commenced operations on August 30, 2000.
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.



            Class A  MSCI World TR (Index)   CPI
8/30/2000.    9,425                 10,000  10,000
                                            ------
10/31/2000    8,596                  9,312  10,069
                                            ------
10/31/2001    5,900                  6,962  10,342
                                            ------




Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Leaders Fund, the Morgan Stanley Capital International World Index (MSCI World)(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.
(b) The MSCI World is an index that has developing countries' securities and represents the local market of that security.
(c) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


16  N A T I O N W I D E

STATEMENT OF INVESTMENTS GARTMORE GLOBAL LEADERS FUND
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001


                                           SHARES
                                             OR
                                          PRINCIPAL
                                           AMOUNT     VALUE
COMMON STOCK  (92.9%)
-------------------------------------------------------------
AUSTRALIA  (1.6%)
MULTI-MEDIA  (1.6%)
News Corp. Ltd. (The)                         7,507  $ 51,820
                                                     --------
-------------------------------------------------------------
CANADA  (0.5%)
DIVERSIFIED  (0.5%)
Bombardier, Inc.                              2,500    16,230
                                                     --------
-------------------------------------------------------------
FRANCE  (6.7%)
DIVERSIFIED INDUSTRIES  (1.3%)
Suez Lyonnaise des Eaux SA                    1,300    40,898
                                                     --------
FOOD - DIVERSIFIED  (0.4%)
Groupe Danone                                   100    11,574
                                                     --------
HEALTH & PERSONAL CARE  (1.3%)
L'Oreal SA                                      600    41,449
                                                     --------
OIL & GAS  (2.2%)
Total Fina Elf SA                               500    70,251
                                                     --------
PHARMACEUTICALS  (1.5%)
Aventis SA                                      700    51,541
                                                     --------
                                                      215,713
                                                     --------
-------------------------------------------------------------
GERMANY  (3.0%)
AUTOMOTIVE  (0.9%)
Bayerische Motoren Werke AG                   1,000    29,722
                                                     --------
COMPUTER SOFTWARE  (0.6%)
SAP AG                                          200    20,535
                                                     --------
INSURANCE  (1.5%)
Allianz AG                                      200    46,997
                                                     --------
                                                       97,254
                                                     --------
-------------------------------------------------------------
HONG KONG  (0.8%)
DIVERSIFIED  (0.8%)
Hutchison Whampoa Ltd.                        3,000    24,327
                                                     --------
-------------------------------------------------------------
IRELAND  (5.3%)
BANKING  (2.0%)
Bank of Ireland (b)                           7,100    63,148
                                                     --------
BUILDING PRODUCTS  (1.9%)
CRH PLC                                       4,000    62,074
                                                     --------
PHARMACEUTICALS  (1.4%)
Elan Corp. PLC ADR (b)                        1,000    45,650
                                                     --------
                                                      170,872
                                                     --------
-------------------------------------------------------------
ITALY  (3.6%)
AUTOMOTIVE  (0.5%)
Fiat SpA                                      1,000    16,302
                                                     --------

                                           SHARES
                                             OR
                                          PRINCIPAL
                                           AMOUNT     VALUE
COMMON STOCK  (CONTINUED)
-------------------------------------------------------------
ITALY  (CONTINUED)
LUXURY GOODS  (1.8%)
Gucci Group                                     700  $ 59,736
                                                     --------
TELECOMMUNICATIONS  (1.3%)
Telecom Italia Mobile SpA                     7,500    40,868
                                                     --------
                                                      116,906
                                                     --------
-------------------------------------------------------------
JAPAN  (9.7%)
AUTOMOTIVE  (2.3%)
Nissan Motor Co. Ltd.                         5,000    22,058
Toyota Motor Corp.                            2,200    53,380
                                                     --------
                                                       75,438
                                                     --------
CHEMICALS  (1.0%)
Asahi Kasei Corp.                            10,000    32,923
                                                     --------
ELECTRONICS  (2.2%)
Matsushita Electric Industrial Co. Ltd.       1,000    11,846
NEC Corp.                                     3,000    27,205
Nintendo Co. Ltd.                               200    30,848
                                                     --------
                                                       69,899
                                                     --------
FINANCIAL SERVICES  (0.4%)
Nomura Holdings, Inc.                         1,000    13,153
                                                     --------
PHARMACEUTICALS  (2.5%)
Takeda Chemical Industries Ltd.               1,000    48,446
Yamanouchi Pharmaceutical Co. Ltd.            1,000    29,656
                                                     --------
                                                       78,102
                                                     --------
SERVICES  (0.8%)
Secom Co. Ltd.                                  500    26,020
TELECOMMUNICATIONS  (0.5%)
Nippon Telegraph & Telephone Corp.                4    16,470
                                                     --------
                                                      312,005
                                                     --------
-------------------------------------------------------------
KOREA  (0.7%)
ELECTRONICS  (0.7%)
Samsung Electronics Co. Ltd.                    300    22,629
                                                     --------
-------------------------------------------------------------
NETHERLANDS  (1.4%)
BREWERY  (1.4%)
Heineken NV                                   1,250    45,990
                                                     --------
-------------------------------------------------------------
SOUTH AFRICA  (1.1%)
METALS & MINING  (1.1%)
Impala Platinum Holdings Ltd.                 1,000    35,599
                                                     --------
-------------------------------------------------------------
SPAIN  (1.5%)
TELECOMMUNICATIONS  (1.2%)
Telefonica SA (b)                             3,060    36,765
                                                     --------
TEXTILE/APPAREL  (0.3%)
Industria de Diseno Textil SA (b)               557    10,385
                                                     --------
                                                       47,150
                                                     --------


                                    continued
                                                         N A T I O N W I D E  17

STATEMENT OF INVESTMENTS GARTMORE GLOBAL LEADERS FUND CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001


                                                  SHARES
                                                    OR
                                                 PRINCIPAL
                                                  AMOUNT      VALUE
COMMON STOCK  (CONTINUED)
----------------------------------------------------------------------
SWITZERLAND  (3.8%)
CHEMICALS  (0.1%)
Syngenta AG (b)                                         45  $    2,301
                                                            ----------
FOOD DIVERSIFIED  (1.6%)
Nestle SA                                              250      51,902
                                                            ----------
PHARMACEUTICALS  (2.1%)
Novartis AG                                          1,800      67,409
                                                            ----------
                                                               121,612
                                                            ----------
----------------------------------------------------------------------
UNITED KINGDOM  (12.2%)
ADVERTISING / MARKETING  (1.4%)
WPP Group PLC                                        5,000      45,011
                                                            ----------
FINANCIAL SERVICES  (1.9%)
Amvescap PLC                                         5,000      59,627
                                                            ----------
FOOD & BEVERAGE  (0.5%)
Diageo PLC                                           1,500      14,998
                                                            ----------
INSURANCE  (1.1%)
CGNU PLC                                             3,000      35,885
                                                            ----------
MINING  (1.5%)
Rio Tinto PLC                                        3,000      48,647
                                                            ----------
OIL & GAS  (4.0%)
BP PLC                                               8,000      64,629
Shell Transportation & Trading Co. PLC               8,500      63,724
                                                            ----------
                                                               128,353
                                                            ----------
TELECOMMUNICATIONS  (1.8%)
Vodafone Group PLC                                  25,400      58,734
                                                            ----------
                                                               391,255
                                                            ----------
----------------------------------------------------------------------
UNITED STATES  (41.0%)
BUSINESS-TO-BUSINESS / ECOMMERCE  (0.1%)
Commerce One, Inc. (b)                               1,500       3,750
                                                            ----------
CIRCUIT BOARDS  (0.6%)
Jabil Circuit, Inc. (b)                                900      19,080
                                                            ----------
COMPUTER EQUIPMENT  (3.3%)
Cisco Systems, Inc. (b)                                700      11,844
Electronic Data Computer Systems Corp.               1,000      64,370
Intel Corp.                                          1,200      29,304
                                                            ----------
                                                               105,518
                                                            ----------
COMPUTER SOFTWARE  (4.3%)
Juniper Networks, Inc. (b)                             300       6,687
Microsoft Corp. (b)                                  1,300      75,595
Oracle Corp. (b)                                     2,000      27,120
VERITAS Software Corp. (b)                           1,000      28,380
                                                            ----------
                                                               137,782
                                                            ----------
CONSUMER GOODS  (2.2%)
Philip Morris Co., Inc.                              1,500      70,200
                                                            ----------

                                                  SHARES
                                                    OR
                                                 PRINCIPAL
                                                  AMOUNT      VALUE
COMMON STOCK  (CONTINUED)
----------------------------------------------------------------------
UNITED STATES  (CONTINUED)
FINANCIAL SERVICES  (4.9%)
Citigroup, Inc.                                      1,400  $   63,728
Hartford Financial Services Group, Inc. (The)        1,000      54,000
J.P. Morgan Chase & Co.                              1,000      35,360
                                                            ----------
                                                               153,088
                                                            ----------
FOOD & BEVERAGE  (1.9%)
Kraft Foods, Inc.                                      400      13,500
PepsiCo, Inc.                                        1,000      48,710
                                                            ----------
                                                                62,210
                                                            ----------
INSURANCE  (1.2%)
American International Group, Inc.                     500      39,300
                                                            ----------
INTERNET / ENTERTAINMENT  (2.0%)
Amazon.com, Inc. (b)                                 2,000      13,960
AOL Time Warner Inc. (b)                             1,602      49,998
                                                            ----------
                                                                63,958
                                                            ----------
MANUFACTURING  (1.9%)
General Electric Co.                                 1,700      61,897
                                                            ----------
MEDICAL PRODUCTS  (4.2%)
Incyte Genomics, Inc. (b)                            1,000      14,900
Johnson & Johnson                                    1,400      81,074
Medtronic, Inc.                                      1,000      40,300
                                                            ----------
                                                               136,274
                                                            ----------
MULTI-MEDIA  (0.8%)
Viacom, Inc. Class B (b)                               706      25,776
                                                            ----------
OIL & GAS  (2.9%)
Exxon Mobil Corp.                                    2,400      94,680
                                                            ----------
PHARMACEUTICALS  (3.4%)
American Home Products Corp.                           800      44,664
Pfizer, Inc.                                         1,575      65,993
                                                            ----------
                                                               110,657
                                                            ----------
RETAIL  (3.3%)
Home Depot, Inc. (The)                               1,000      38,230
Wal-Mart Stores, Inc.                                1,300      66,820
                                                            ----------
                                                               105,050
                                                            ----------
TELECOMMUNICATIONS-SERVICES & EQUIPMENT  (3.5%)
ALLTEL Corp.                                           400      22,856
Brasil Telecom Participacoes SA ADR                    700      19,600
CIENA Corp. (b)                                        400       6,504
Verizon Communications, Inc.                         1,300      64,753
                                                            ----------
                                                               113,713
                                                            ----------
UTILITIES  (0.5%)
Constellation Energy Group                             700      15,659
                                                            ----------
                                                             1,318,592
                                                            ----------
TOTAL COMMON STOCK                                           2,987,954
                                                            ----------


                                    continued
18  N A T I O N W I D E

STATEMENT OF INVESTMENTS GARTMORE GLOBAL LEADERS FUND CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001


                                                     SHARES
                                                       OR
                                                   PRINCIPAL
                                                     AMOUNT     VALUE
REPURCHASE AGREEMENT  (5.8%)
-------------------------------------------------------------------------
Fifth Third Bank, 2.36%, 11/01/01
(Fully collateralized by FNMB Note)                $  186,502  $  186,502
                                                               ----------
TOTAL REPURCHASE AGREEMENT                                        186,502
                                                               ----------
TOTAL INVESTMENTS (Cost $4,148,462) (a) - (98.7%)               3,174,456
OTHER ASSETS IN EXCESS OF LIABILITIES - (1.3%)                     40,368
                                                               ----------
NET ASSETS - (100.0%)                                          $3,214,824
                                                               ==========

-------------------------------------------------------------------------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $22,157. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:
     Unrealized appreciation         $    93,393
     Unrealized depreciation          (1,089,556)
                                     ------------
     Net unrealized depreciation     $  (996,163)
                                     ============
(b)  Denotes a non-income producing security.

ADR     American Depositary Receipt
FNMB    Federal National Mortgage Bank


SEE NOTES TO FINANCIAL STATEMENTS.


                                                         N A T I O N W I D E  19

GARTMORE FUNDS
--------------------------------------------------------------------------------

GARTMORE INTERNATIONAL

SMALL CAP GROWTH FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK?

     For the 10-month period ended October 31, 2001*, the Gartmore International Small Cap Growth Fund returned -34.20%(a) versus a return of -15.20% for the Morgan Stanley Capital International Developed Countries Europe Australasia Far East Small Cap Index, its benchmark.

WHAT OVERALL MARKET FACTORS (MACROECONOMIC CONDITIONS, STYLE, SECTOR ALLOCATIONS AND CAPITALIZATION RANGES) CONTRIBUTED TO THE FUND'S PERFORMANCE?

     The Fund's underperformance during the period is attributable to the Fund's style bias toward growth stocks. These have significantly underperformed value stocks. In particular, quality growth stocks continued to sell off on negative sentiment and aggressive profit-taking. However, toward the end of the period improvement occurred in the growth sector, reflecting a more positive economic outlook for 2002.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

     Regarding stocks held by the Fund for all or part of the period, the top-performing stock relative to the Index was Elekta, a Swedish company that makes and sells advanced medical equipment, particularly for use in cancer surgery. The company's growth outlook improved dramatically over the past year, which led to a dramatic increase in its share price. One of the poorest performers was Rigiflex International, a French producer of billboards. It saw a deterioration in earnings flowing from weakness in the U.S. advertising market. We are in the process of disposing of the stock. The Fund's core holdings outperformed the index during the period. These include Omega Pharma, the Belgian health care company, Interpump, an Italian pump manufacturer; Nestor Healthcare, a UK holding company for a group of health care companies; Permasteelisa, an Italian construction company; and Massmart, a South African food retailer. These companies all have strong franchises in their respective niche areas and are well placed to survive in current economic conditions.

WHAT IS YOUR VIEW OF THE MARKET-AND THE FUND'S POSITION-GOING FORWARD?

     The global economic outlook has deteriorated in the wake of the attacks in the United States on September 11. However, we believe there will be a global recovery in 2002, and this is already being reflected in a recent upsurge in growth stocks within the small-cap universe. While it is sensible to limit investment risk in this environment, we are looking to buy as opportunities emerge-and some have emerged in recent weeks. The Fund is concentrating on researching new ideas to identify companies with speciality franchises, steady and visible earnings streams, strong managements and attractive valuations. At the same time we will continue to avoid those growth stocks particularly vulnerable to re-ratings.

PORTFOLIO MANAGER: GARTMORE GLOBAL PARTNERS-SUBADVISER
* Fund inception was December 21, 2000.
(a) Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO MARKET VALUE $3,308,397

OCTOBER 31, 2001


AGGREGATE TOTAL RETURN
(For Period Ended October 31, 2001)

YEARS                                     INCEPTION(5)
======================================================
Class A                         w/o SC**       -34.20%
                                w/SC1          -37.98%
------------------------------------------------------
Class B                         w/o SC**       -34.60%
                                w/SC2          -37.87%
------------------------------------------------------
Class C*                        w/o SC**       -34.50%
                                w/SC3          -35.15%
------------------------------------------------------
Institutional Service Class(4)                 -33.90%
------------------------------------------------------
Institutional Class(4)                         -33.80%
------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
* These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (3/1/01). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
**   These returns do not reflect the effects of sales charges (SC).
1    A 5.75% front-end sales charge was deducted.
2 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
3 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
4    Not subject to any sales charges.
5    Fund commenced operations on December 21, 2000.
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.



            Class A  MCSI Small Cp US EAFE (Index)   CPI
12/21/2000    9,425                         10,000  10,000
                                                    ------
10/31/2001    6,202                          8,480  10,270
                                                    ------




Comparative performance of $10,000 invested in Class A shares of the Gartmore International Small Cap Growth Fund, Morgan Stanley Capital International Developed Countries Europe Australasia Far East Small Cap Index (MSCI EAFE Small Cap Index)(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, these indices do not reflect any fees, expenses, or sales charges.
(b) The MSCI EAFE Small Cap Index is an unmanaged index that is generally representative of the small-capitalization securities of international stock markets.
(c) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


20  N A T I O N W I D E

STATEMENT OF INVESTMENTS GARTMORE INTERNATIONAL SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001


                                                SHARES
                                                  OR
                                               PRINCIPAL
                                                AMOUNT     VALUE
COMMON STOCK  (95.5%)
------------------------------------------------------------------
AUSTRALIA  (1.9%)
CLOTHING  (0.7%)
Billabong International Ltd.                       6,000  $ 23,985
                                                          --------
MEDICAL PRODUCTS  (1.2%)
Cochlear Ltd.                                      1,500    38,223
                                                          --------
                                                            62,208
                                                          --------
------------------------------------------------------------------
AUSTRIA  (0.5%)
MANUFACTURING  (0.5%)
Gericom AG                                           649    15,052
                                                          --------
------------------------------------------------------------------
BELGIUM  (2.0%)
FOOD-CATERING  (0.3%)
Carestel                                           1,500     8,795
                                                          --------
PHARMACEUTICALS  (1.7%)
Omega Pharma SA                                    1,400    58,696
                                                          --------
                                                            67,491
                                                          --------
------------------------------------------------------------------
BRAZIL  (1.1%)
TELECOMMUNICATIONS  (1.1%)
Tele Centro Oeste Celular Participacoes S.A.       7,000    35,350
                                                          --------
------------------------------------------------------------------
DENMARK  (1.3%)
COMMERCIAL SERVICES  (0.6%)
Sophus Berendsen A/S                                 951    19,899
                                                          --------
INSURANCE-MULTI-LINE  (0.7%)
Topdanmark A/S (b)                                 1,000    22,739
                                                          --------
                                                            42,638
                                                          --------
------------------------------------------------------------------
FINLAND  (0.1%)
TELECOMMUNICATIONS  (0.1%)
Elcoteq Network Corp. Class A                        534     3,271
                                                          --------
------------------------------------------------------------------
FRANCE  (10.3%)
ADVERTISING / MARKETING  (1.3%)
Trader.com NV (b)                                  7,394    41,956
                                                          --------
BROADCASTING & TELEVISION  (0.7%)
Groupe AB SA                                         400     7,306
Groupe AB SA ADR                                   1,900    17,352
                                                          --------
                                                            24,658
                                                          --------
BUILDING & CONSTRUCTION  (0.4%)
Kaufman & Broad SA                                   905    12,267
                                                          --------
COMPUTER SOFTWARE / SERVICES  (0.6%)
Alten (b)                                            975    11,328
Metrologic Group, Inc.                               234     7,998
                                                          --------
                                                            19,326
                                                          --------
CONSULTING  (1.7%)
Altedia Co.                                          707    19,740
High Co.                                             200    15,906
Solving International SA                             394    19,517
                                                          --------
                                                            55,163
                                                          --------

                                                SHARES
                                                  OR
                                               PRINCIPAL
                                                AMOUNT     VALUE
COMMON STOCK  (CONTINUED)
------------------------------------------------------------------
FRANCE  (CONTINUED)
ELECTRONICS  (0.4%)
Cofidur                                            2,300  $ 14,294
                                                          --------
ENTERTAINMENT SOFTWARE  (1.0%)
Infogrames Entertainment SA (b)                    1,833    17,681
UBI Soft Entertainment SA (b)                        500    17,018
                                                          --------
                                                            34,699
                                                          --------
HOSPITALS  (1.0%)
Generale de Sante (b)                              2,257    33,440
                                                          --------
LEISURE  (0.4%)
TRIGANO                                              600    12,635
                                                          --------
MACHINERY & EQUIPMENT  (0.2%)
Rigiflex International (b)                           455     6,958
                                                          --------
METAL FABRICATION  (0.3%)
Delachaux                                            197    10,371
                                                          --------
PHARMACEUTICALS  (0.9%)
Stedim SA                                            350    30,578
                                                          --------
RESORTS / THEME PARKS  (0.1%)
Club Mediterranee SA                                  68     2,142
                                                          --------
SEMICONDUCTORS  (1.3%)
Memscap SA (b)                                     3,086     6,031
Silicon-On-Insulator Technologies (b)              2,751    36,670
                                                          --------
                                                            42,701
                                                          --------
                                                           341,188
                                                          --------
------------------------------------------------------------------
GERMANY  (7.3%)
APPAREL MANUFACTURERS  (0.5%)
Escada AG                                            900    15,766
                                                          --------
BROADCASTING & TELEVISION  (2.0%)
IM Internationalmedia AG (b)                       1,717    32,166
PrimaCom AG (b)                                    9,328    33,858
                                                          --------
                                                            66,024
                                                          --------
COSMETICS  (0.9%)
Douglas Holding AG                                 1,200    28,533
                                                          --------
ELECTRONICS - SEMICONDUCTORS  (0.9%)
Dialog Semiconductor PLC (b)                       5,873    31,209
                                                          --------
FINANCIAL SERVICES  (0.9%)
Tecis Holding AG                                   1,123    30,849
                                                          --------
HOSPITALS  (1.3%)
Rhoen-Klinikum AG                                    900    42,961
                                                          --------
PATIENT MONITORING EQUIPMENT  (0.0%)
Pulsion Medical Systems AG (b)                       157       693
                                                          --------


                                    continued
                                                         N A T I O N W I D E  21

STATEMENT OF INVESTMENTS GARTMORE INTERNATIONAL SMALL CAP GROWTH FUND CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001


                                        SHARES
                                          OR
                                       PRINCIPAL
                                        AMOUNT     VALUE
COMMON STOCK  (CONTINUED)
----------------------------------------------------------
GERMANY  (CONTINUED)
RETAIL  (0.8%)
Takkt AG                                   5,387  $ 25,230
                                                  --------
                                                   241,265
                                                  --------
HONG KONG  (1.8%)
FINANCIAL SERVICES  (1.8%)
DAH Sing Financial Group                   4,800    20,800
Hong Kong Exchanges & Clearing Ltd.       30,000    40,192
                                                  --------
                                                    60,992
                                                  --------
----------------------------------------------------------
HUNGARY  (1.3%)
PHARMACEUTICALS  (1.3%)
Gedeon Richter Rt. GDR                       800    43,280
                                                  --------
----------------------------------------------------------
INDIA  (1.3%)
BANKING  (1.3%)
ICICI Bank Ltd. ADR                        9,000    43,740
                                                  --------
----------------------------------------------------------
IRELAND  (2.1%)
BUILDING & CONSTRUCTION  (0.5%)
Kingspan Group PLC                         6,900    16,904
                                                  --------
FOOD & BEVERAGE  (1.4%)
IAWS Group PLC                             6,905    49,130
                                                  --------
FOOD & DAIRY PRODUCTS  (0.2%)
Glanbia PLC                                4,254     4,981
                                                  --------
                                                    71,015
                                                  --------
----------------------------------------------------------
ISRAEL  (1.3%)
COMPUTER EQUIPMENT  (1.3%)
M-SYSTEMS Flash Disk Pioneer Ltd. (b)      6,000    43,200
                                                  --------
----------------------------------------------------------
ITALY  (5.2%)
APPLIANCES  (0.9%)
De' Longhi SpA (b)                        13,400    30,534
                                                  --------
ENGINEERING  (1.9%)
Permasteelisa SpA                          4,550    61,265
                                                  --------
MANUFACTURING  (1.8%)
Interpump Group SpA                       17,900    61,102
                                                  --------
PUBLISHING  (0.3%)
Caltagirone Editore SpA                    1,597    10,112
                                                  --------
RETAIL  (0.3%)
Gruppo Coin SpA (b)                        1,350    10,214
                                                  --------
                                                   173,227
                                                  --------
----------------------------------------------------------
JAPAN  (26.0%)
AUDIO / VIDEO PRODUCTS  (0.3%)
Pioneer Corp.                                600    11,519
                                                  --------
AUTO / RELATED PRODUCTS  (0.3%)
Nissin Kogyo Co. Ltd.                        300     8,627
                                                  --------


                                        SHARES
                                          OR
                                       PRINCIPAL
                                        AMOUNT     VALUE
COMMON STOCK  (CONTINUED)
----------------------------------------------------------
JAPAN  (CONTINUED)
BANKS  (0.5%)
The Daiwa Bank Ltd.                       16,000  $ 16,601
                                                  --------
BROADCASTING  (0.4%)
Amuse, Inc. (b)                              700    12,581
                                                  --------
BROKERAGE SERVICES  (0.5%)
Matsui Securities Co. Ltd. (b)             1,200    16,568
                                                  --------
CHEMICALS  (0.0%)
Arisawa Manufacturing Co. Ltd.                10       181
                                                  --------
COMPUTER AIDED DESIGN  (0.4%)
Cybernet Systems Co. Ltd. (b)                  1    13,888
                                                  --------
COMPUTER SOFTWARE / SERVICES  (0.6%)
Itochu Techno-Science Corp.                  100     6,764
Justsystem Corp. (b)                       1,500    12,377
                                                  --------
                                                    19,141
                                                  --------
CONSULTING  (1.5%)
E-System Corp. (b)                             1     3,505
Toyo Business Engineering Corp.              900    47,058
                                                  --------
                                                    50,563
                                                  --------
COSMETICS / TOILETRIES  (0.5%)
Kose Corp.                                   560    18,208
                                                  --------
DISTRIBUTION  (2.3%)
Hakuto Co. Ltd.                            1,400    18,208
Macnica, Inc.                                 25       825
Misumi Corp.                                 440    14,019
Salomon & Taylor Made Co. Ltd.             3,000    40,685
                                                  --------
                                                    73,737
                                                  --------
ELECTRIC PRODUCTS  (0.5%)
Funai Electric Co. Ltd.                      300    16,789
                                                  --------
ELECTRONICS  (1.4%)
Kuroda Electric Co. Ltd.                   1,900    23,128
Mabuchi Motor Co. Ltd.                       300    24,754
                                                  --------
                                                    47,882
                                                  --------
FINANCIAL SERVICES  (1.5%)
Aeon Credit Service Co. Ltd.                 400    23,528
JACCS Co. Ltd.                             8,000    26,666
                                                  --------
                                                    50,194
                                                  --------
FOOD & BEVERAGE  (0.6%)
DyDo Drinco, Inc. (b)                      1,000    20,097
                                                  --------
LEASING  (0.4%)
Diamond Lease Co. Ltd.                     1,000    12,165
                                                  --------
LIGHTING PRODUCTS  (0.4%)
Ushio, Inc.                                1,000    12,483
                                                  --------
LUXURY GOODS  (0.5%)
Otsuka Kagu Ltd.                             300    16,298
                                                  --------


                                    continued
22  N A T I O N W I D E

STATEMENT OF INVESTMENTS GARTMORE INTERNATIONAL SMALL CAP GROWTH FUND CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001


                                        SHARES
                                          OR
                                       PRINCIPAL
                                        AMOUNT     VALUE
COMMON STOCK  (CONTINUED)
----------------------------------------------------------
JAPAN  (CONTINUED)
MACHINERY  (0.6%)
Tsubaki Nakashima Co. Ltd.                 2,000  $ 18,545
                                                  --------
MACHINERY & EQUIPMENT  (1.3%)
AIDA Engineering Ltd.                      5,000    14,379
Ebara Corp.                                3,000    20,587
Toshiba Tungaloy Co. Ltd.                  4,000     9,019
                                                  --------
                                                    43,985
                                                  --------
MANUFACTURING  (2.6%)
Amano Corp.                                2,000    11,617
ARRK Corp.                                 1,000    36,845
Fujikura Ltd.                              3,000    13,284
Nitta Corp.                                2,900    21,512
                                                  --------
                                                    83,258
                                                  --------
PAPER PRODUCTS  (0.3%)
Nippon Unipac Holding                          2     9,967
                                                  --------
PHARMACEUTICALS  (0.4%)
Chugai Pharmaceutical Co. Ltd.             1,000    14,615
                                                  --------
REAL ESTATE  (1.0%)
Joint Corp.                                  400    15,032
Zephyr Co. Ltd.                                1    19,607
                                                  --------
                                                    34,639
                                                  --------
RESTAURANTS  (1.9%)
Doutor Coffee Co. Ltd.                       300    17,573
Global-Dining, Inc.                        1,400    20,016
Ootoya Co. Ltd. (b)                        1,000    20,914
Starbucks Coffee Japan Ltd. (b)                5     2,945
                                                  --------
                                                    61,448
                                                  --------
RETAIL  (0.4%)
Lawson, Inc.                                 400    14,084
                                                  --------
RETAIL-BOOKSTORE  (1.5%)
Culture Convenience Club Co. Ltd.          2,700    49,631
                                                  --------
STORAGE  (0.4%)
Shibusawa Warehouse Co. Ltd.               6,000    12,696
                                                  --------
TELECOMMUNICATIONS EQUIPMENT (0.4%)
Japan Radio Co. Ltd. (b)                   4,000    13,365
                                                  --------
TELEVISION  (0.5%)
Fuji Television Network, Inc.                  4    17,450
                                                  --------
TEXTILE PRODUCTS  (0.5%)
Teijin Ltd.                                4,000    15,849
                                                  --------
TOYS  (1.0%)
Bandai Co. Ltd.                              700    20,530
Tomy Co. Ltd.                              1,100    13,552
                                                  --------
                                                    34,082
                                                  --------


                                        SHARES
                                          OR
                                       PRINCIPAL
                                        AMOUNT     VALUE
COMMON STOCK  (CONTINUED)
----------------------------------------------------------
JAPAN  (CONTINUED)
TRANSPORTATION  (0.6%)
SENKO Co. Ltd.                            10,000  $ 21,404
                                                  --------
                                                   862,540
                                                  --------
----------------------------------------------------------
MEXICO  (2.2%)
BROADCASTING & TELEVISION  (0.8%)
TV Azteca SA                               5,500    26,510
                                                  --------
FINANCIAL SERVICES  (0.9%)
Grupo Financiero Banorte SA de CV (b)     20,000    32,425
                                                  --------
RETAIL  (0.5%)
Grupo Elektra SA de CV ADR                 3,000    14,970
                                                  --------
                                                    73,905
                                                  --------
----------------------------------------------------------
NETHERLANDS  (3.9%)
BROADCASTING & TELEVISION  (0.5%)
Fox Kids Europe NV (b)                     1,311    15,114
                                                  --------
COMPUTER SOFTWARE  (0.0%)
Exact Holding NV (b)                          59     1,356
                                                  --------
DIVERSIFIED OPERATIONS  (1.1%)
Imtech NV                                  1,981    36,488
                                                  --------
ENGINEERING  (1.0%)
Fugro NV                                     623    31,843
                                                  --------
SATELLITE TELECOMMUNICATIONS  (1.0%)
New Skies Satellites NV (b)                5,000    34,000
                                                  --------
SEMICONDUCTOR EQUIPMENT  (0.3%)
BE Semiconductor Industries NV (b)         1,639    10,481
                                                  --------
                                                   129,282
                                                  --------
----------------------------------------------------------
NORWAY  (2.1%)
BROADCASTING & TELEVISION  (0.2%)
P4 Radio Hele Norge ASA                    4,600     6,215
                                                  --------
COMPUTER SOFTWARE / SERVICES  (1.1%)
VMetro ASA (b)                             4,809    37,903
                                                  --------
COMPUTERS-INTEGRATED SYSTEMS  (0.8%)
Visma ASA                                  4,000    26,797
                                                  --------
                                                    70,915
                                                  --------
----------------------------------------------------------
RUSSIA  (1.3%)
OIL & GAS  (1.3%)
Tatneft ADR                                4,500    44,775
                                                  --------
----------------------------------------------------------
SOUTH AFRICA  (3.6%)
METALS & MINING  (0.7%)
Northam Platinum Ltd.                     20,000    22,700
                                                  --------
MULTI-MEDIA  (1.3%)
Johnnic Communications Ltd. (b)           28,000    42,621
                                                  --------


                                    continued
                                                         N A T I O N W I D E  23

STATEMENT OF INVESTMENTS GARTMORE INTERNATIONAL SMALL CAP GROWTH FUND CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001


                                                     SHARES
                                                       OR
                                                   PRINCIPAL
                                                     AMOUNT      VALUE
COMMON STOCK  (CONTINUED)
-------------------------------------------------------------------------
SOUTH AFRICA  (CONTINUED)
RETAIL  (1.6%)
Massmart Holdings Ltd.                                 40,000  $   53,037
                                                               ----------
                                                                  118,358
                                                               ----------
-------------------------------------------------------------------------
SPAIN  (0.6%)
INSURANCE-MULTI-LINE  (0.6%)
Corporacion Mapfre Co.
Internacional de Reaseguros SA                          3,876      21,190
                                                               ----------
-------------------------------------------------------------------------
SWEDEN  (5.5%)
BROKERAGE SERVICES  (1.3%)
D. Carnegie & Co. AB (b)                                4,400      43,442
COMPUTER SOFTWARE / SERVICES  (1.8%)
HiQ International AB                                    5,500      10,861
ORC Software AB                                         2,800      32,911
Teleca AB                                               3,370      14,228
                                                               ----------
                                                                   58,000
                                                               ----------
HOSPITAL MANAGEMENT & SERVICES  (0.9%)
Capio AB (b)                                            4,664      29,384
                                                               ----------
MEDICAL PRODUCTS  (0.5%)
Elekta AB (b)                                             821       6,523
Nobel Biocare AB                                          300      11,425
                                                               ----------
                                                                   17,948
                                                               ----------
TELEVISION  (1.0%)
Modern Times Group MTG AB (b)                           1,518      32,687
                                                               ----------
                                                                  181,461
                                                               ----------
-------------------------------------------------------------------------
SWITZERLAND  (1.2%)
COMPUTER EQUIPMENT  (1.0%)
Logitech International SA (b)                           1,100      33,683
                                                               ----------
MACHINERY & EQUIPMENT  (0.2%)
Tornos SA (b)                                             400       6,859
                                                               ----------
                                                                   40,542
                                                               ----------
-------------------------------------------------------------------------
TAIWAN  (0.7%)
SEMICONDUCTOR MANUFACTURER  (0.7%)
Macronix International Co. Ltd. ADR (b)                 3,865      23,180
                                                               ----------
-------------------------------------------------------------------------
UNITED KINGDOM  (10.9%)
APPLICATIONS SOFTWARE  (0.3%)
The Innovation Group PLC (b)                            2,445       9,512
                                                               ----------
BROADCASTING & TELEVISION  (1.3%)
HIT Entertainment PLC                                   4,200      19,210
Television Corp. PLC                                    5,859      18,959
                                                               ----------
                                                                   38,169
                                                               ----------
BUILDING & CONSTRUCTION  (1.1%)
Crest Nicholson PLC                                     8,900      20,580
George Wimpey PLC                                       6,500      17,488
                                                               ----------
                                                                   38,068
                                                               ----------


                                                     SHARES
                                                       OR
                                                   PRINCIPAL
                                                     AMOUNT      VALUE
COMMON STOCK  (CONTINUED)
-------------------------------------------------------------------------
UNITED KINGDOM  (CONTINUED)
COMMERCIAL SERVICES  (0.4%)
Jarvis PLC                                              2,100  $   13,132
                                                               ----------
COMPUTER SOFTWARE / SERVICES  (0.4%)
Torex PLC                                               1,400      13,489
                                                               ----------
DIVERSIFIED  (0.8%)
Interserve PLC                                          3,600      26,230
                                                               ----------
ENTERTAINMENT SOFTWARE  (0.2%)
Eidos PLC (b)                                           2,200       7,055
                                                               ----------
FINANCIAL SERVICES  (0.3%)
Inter-Alliance Group PLC (b)                            8,100      10,955
                                                               ----------
HEALTHCARE  (1.7%)
Nestor Healthcare Group PLC                             7,100      54,467
                                                               ----------
HOUSEHOLD PRODUCTS  (0.6%)
Homestyle Group PLC                                     4,100      18,693
                                                               ----------
INSURANCE  (0.4%)
Cox Insurance Holdings PLC                              8,400      13,927
                                                               ----------
LEISURE  (1.1%)
Holmes Place PLC                                       10,972      37,259
                                                               ----------
POLLUTION CONTROL SERVICES & EQUIPMENT  (0.6%)
RPS Group PLC                                           9,700      21,513
                                                               ----------
REAL ESTATE  (0.4%)
Freeport PLC                                            2,100      14,354
                                                               ----------
RETAIL-COMPUTER EQUIPMENT  (1.1%)
Electronics Boutique PLC                               22,500      36,812
                                                               ----------
RETAIL-SPORTING GOODS  (0.2%)
John David Sports PLC                                   1,817       7,003
                                                               ----------
                                                                  360,638
                                                               ----------
TOTAL COMMON STOCK                                              3,170,703
                                                               ----------
REPURCHASE AGREEMENT  (4.2%)
-------------------------------------------------------------------------
Fifth Third Bank, 2.36%, 11/01/01
(Fully collateralized by FHARM)                    $  137,694     137,694
                                                               ----------
TOTAL REPURCHASE AGREEMENT                                        137,694
                                                               ----------
TOTAL INVESTMENTS (Cost $4,007,873) (a) - (99.7%)               3,308,397
                                                               ----------
OTHER ASSETS IN EXCESS OF LIABILITIES - (0.3%)                      8,578
                                                               ----------
NET ASSETS - (100.0%)                                          $3,316,975
                                                               ==========

-------------------------------------------------------------------------
(a) Represents cost for financial reporting porposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $21,071 and by the amount of mark to market adjustment for passive foreign investment companies of $2,096. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:
     Unrealized appreciation         $ 100,066
     Unrealized depreciation          (822,709)
                                     ----------
     Net unrealized depreciation     $(722,643)
                                     ==========
(b)  Denotes a non-income producing security.
ADR     American Depositary Receipt
FHARM   Freddie Mac Adjustable Rate Mortgage
GDR     Global Depositary Receipt

See notes to financial statements.


24  N A T I O N W I D E

STATEMENTS OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
                                                       OCTOBER 31, 2001

                                                                   GARTMORE GLOBAL                                     GARTMORE
                                                                    TECHNOLOGY AND        GARTMORE         GARTMORE      GLOBAL
                                                                    COMMUNICATIONS        EMERGING    INTERNATIONAL     LEADERS
                                                                              FUND    MARKETS FUND      GROWTH FUND        FUND
=================================================================================================================================
ASSETS:
Investments, at value (cost $3,232,651; $4,209,598;
     $5,930,922 and $3,961,960;
     respectively)                                                $      3,467,568   $   2,964,013   $    5,608,097   $2,987,954
Repurchase agreements, at cost                                             552,700         299,115          362,922      186,502
                                                                  -----------------  --------------  ---------------  -----------
     Total Investments                                                   4,020,268       3,263,128        5,971,019    3,174,456
                                                                  -----------------  --------------  ---------------  -----------

Cash                                                                             -               -          237,727            -
Foreign currency, at value (cost $1,361; $620; $0
     and $29, respectively)                                                  1,344             620                -           29
Interest and dividends receivable                                            1,587           4,118            7,521        3,304
Receivable for investments sold                                            301,101          21,445          251,707       47,747
Receivable from adviser                                                     19,163          10,064            3,645        5,945
Reclaims receivable                                                              -               -            5,229        1,589
Prepaid expenses and other assets                                              868              77              145           73
                                                                  -----------------  --------------  ---------------  -----------
     Total Assets                                                        4,344,331       3,299,452        6,476,993    3,233,143
                                                                  -----------------  --------------  ---------------  -----------

LIABILITIES:
Payable to custodian                                                             -          13,218                -            -
Payable for foreign currency, at value
     (cost $0; $0; $83,782
     and $0; respectively)                                                       -               -           83,417            -
Payable for investments purchased                                          369,555          24,102           51,852            -
Net payable for variation margin on futures contracts                            -               -              872            -
     Accrued expenses and other payables
     Investment advisory fees                                                3,245           3,074            5,387        2,756
     Fund administration fees                                                6,370           6,370            6,370        6,370
     Transfer agent fees                                                     4,005             387              430          192
     Distribution fees                                                       1,411           1,187            2,239        1,154
     Other                                                                  26,275           7,793            9,791        7,847
                                                                  -----------------  --------------  ---------------  -----------
     Total Liabilities                                                     410,861          56,131          160,358       18,319
                                                                  -----------------  --------------  ---------------  -----------
NET ASSETS                                                        $      3,933,470   $   3,243,321   $    6,316,635   $3,214,824
                                                                  =================  ==============  ===============  ===========

REPRESENTED BY:
Capital                                                           $      9,989,541   $   5,302,399   $   10,050,833   $5,085,706
Accumulated net investment income (loss)                                         -            (305)             106            -
Accumulated net realized gains (losses) from investments,
futures, and foreign currency transactions                              (6,290,972)       (813,156)      (3,413,643)    (896,745)
Net unrealized appreciation (depreciation) on
    investments, futures, and translation
of assets and liabilities denominated
     in foreign currencies                                                 234,901      (1,245,617)        (320,661)    (974,137)
                                                                  -----------------  --------------  ---------------  -----------
NET ASSETS                                                        $      3,933,470   $   3,243,321   $    6,316,635   $3,214,824
                                                                  =================  ==============  ===============  ===========

NET ASSETS:
Class A Shares                                                    $      2,037,715   $   1,065,676   $    2,156,140   $1,095,842
Class B Shares                                                           1,136,839       1,163,833        2,077,916    1,051,398
Class C Shares                                                              28,719          10,287            9,512       19,564
Institutional Service Class Shares                                         730,197       1,003,525        2,073,067    1,048,020
                                                                  -----------------  --------------  ---------------  -----------
Total                                                             $      3,933,470   $   3,243,321   $    6,316,635   $3,214,824
                                                                  =================  ==============  ===============  ===========

SHARES OUTSTANDING (unlimited number of shares authorized):
Class A Shares                                                             506,402         178,353          348,316      175,102
Class B Shares                                                             286,401         196,017          338,640      169,455
Class C Shares                                                               7,193           1,710            1,542        3,139
Institutional Service Class Shares                                         179,942         167,072          333,333      166,667
                                                                  -----------------  --------------  ---------------  -----------
Total                                                                      979,938         543,152        1,021,831      514,363
                                                                  =================  ==============  ===============  ===========

NET ASSET VALUE:
Class A Shares                                                    $           4.02   $        5.98   $         6.19   $     6.26
Class B Shares*                                                   $           3.97   $        5.94   $         6.14   $     6.20
Class C Shares**                                                  $           3.99   $        6.02   $         6.17   $     6.23
Institutional Service Class Shares                                $           4.06   $        6.01   $         6.22   $     6.29

MAXIMUM OFFERING PRICE PER SHARE (100%/(100%-maximum
sales charge) of net asset value adjusted to the nearest cent):
Class A Shares                                                    $           4.27   $        6.34   $         6.57   $     6.64
Class C Shares                                                    $           4.03   $        6.08   $         6.23   $     6.29
                                                                  -----------------  --------------  ---------------  -----------
Maximum Sales Charge - Class A Shares                                         5.75%           5.75%            5.75%        5.75%
                                                                  =================  ==============  ===============  ===========
Maximum Sales Charge - Class C Shares                                         1.00%           1.00%            1.00%        1.00%
                                                                  =================  ==============  ===============  ===========

=================================================================================================================================
*  For Class B shares, the redemption price per share varies by length of time shares are held.
** For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.


                                                         N A T I O N W I D E  25

STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------------
                                            OCTOBER 31, 2001

                                                                                                GARTMORE
                                                                                              INTERNATIONAL
                                                                                                SMALL CAP
                                                                                               GROWTH FUND
============================================================================================================
ASSETS:
Investments, at value (cost $3,870,179)                                                      $    3,170,703
Repurchase agreements, at cost                                                                      137,694
                                                                                             ---------------
      Total Investments                                                                           3,308,397
                                                                                             ---------------
Foreign currency, at value (cost $646)                                                                  646
Interest and dividends receivable                                                                     4,212
Receivable for investments sold                                                                      55,836
Receivable from adviser                                                                              30,833
Reclaims receivable                                                                                   1,518
Prepaid expenses and other assets                                                                        90
                                                                                             ---------------
     Total Assets                                                                                 3,401,532
                                                                                             ---------------

LIABILITIES:
Payable for investments purchased                                                                    65,368
Accrued expenses and other payables
     Investment advisory fees                                                                         3,045
     Fund administration fees                                                                         6,370
     Transfer agent fees                                                                                 98
     Distribution fees                                                                                  866
     Other                                                                                            8,810
                                                                                             ---------------
     Total Liabilities                                                                               84,557
                                                                                             ---------------
NET ASSETS                                                                                   $    3,316,975
                                                                                             ===============

REPRESENTED BY:
Capital                                                                                      $    5,004,945
Accumulated net investment income (loss)                                                             (1,676)
Accumulated net realized gains (losses) from investments and foreign currency transactions         (986,570)
Net unrealized appreciation (depreciation) on investments and translation of assets and
     liabilities denominated in foreign currencies                                                 (699,724)
                                                                                             ---------------
NET ASSETS                                                                                   $    3,316,975
                                                                                             ===============

NET ASSETS:
Class A Shares                                                                               $      833,662
Class B Shares                                                                                      828,241
Class C Shares                                                                                      1,580(a)
Institutional Service Class Shares                                                                  826,062
Institutional Class Shares                                                                          827,430
                                                                                             ---------------
Total                                                                                        $    3,316,975
                                                                                             ===============

SHARES OUTSTANDING (unlimited number of shares authorized):
Class A Shares                                                                                      126,609
Class B Shares                                                                                      126,618
Class C Shares                                                                                        241(a)
Institutional Service Class Shares                                                                  125,000
Institutional Class Shares                                                                          125,000
                                                                                             ---------------
Total                                                                                               503,468
                                                                                             ===============

NET ASSET VALUE:
Class A Shares                                                                               $         6.58
Class B Shares*                                                                              $         6.54
Class C Shares**                                                                             $         6.55
Institutional Service Class Shares                                                           $         6.61
Institutional Class Shares                                                                   $         6.62

MAXIMUM OFFERING PRICE PER SHARE (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares                                                                               $         6.98
Class C Shares                                                                               $         6.62
                                                                                             ---------------
Maximum Sales Charge - Class A Shares                                                                  5.75%
                                                                                             ===============
Maximum Sales Charge - Class C Shares                                                                  1.00%
                                                                                             ===============

============================================================================================================
(a) Net assets are actually $1,580.43 and shares outstanding are 241.34.
*   For Class B shares, the redemption price per share varies by length of time shares are held.
**  For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.


26  N A T I O N W I D E

STATEMENTS OF OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
                                              FOR THE YEAR ENDED OCTOBER 31, 2001


                                                                  GARTMORE GLOBAL                                       GARTMORE
                                                                   TECHNOLOGY AND         GARTMORE         GARTMORE       GLOBAL
                                                                   COMMUNICATIONS         EMERGING    INTERNATIONAL      LEADERS
                                                                             FUND     MARKETS FUND      GROWTH FUND         FUND
==================================================================================================================================
INVESTMENT INCOME:
Interest income                                                   $         32,102   $      10,225   $       13,223   $    11,882
Dividend income (net of foreign withholding tax
     of $231; $2,550; $11,589 and $2,408;
     respectively)                                                           5,750          79,161          104,120        47,513
                                                                  -----------------  --------------  ---------------  ------------
     Total Income                                                           37,852          89,386          117,343        59,395
                                                                  -----------------  --------------  ---------------  ------------
==================================================================================================================================
EXPENSES:
Investment advisory fees                                                    54,419          44,242           75,669        38,210
Fund administration fees                                                    75,000          75,000           75,000        75,000
Distribution fees Class A                                                    7,422           3,167            6,429         3,237
Distribution fees Class B                                                   15,330          13,653           24,958        12,583
Distribution fees Class C                                                      100              27               33            60
Administrative servicing fees Class A                                           10               -                -             -
Accounting fees                                                              4,438           3,851           13,330         6,915
Transfer agent fees                                                         38,646           3,077            3,614         1,753
Trustees' fees                                                                 320             203              418           206
Professional fees                                                           12,922          12,774           13,224        13,008
Custodian fees                                                              29,084          15,822           43,958        14,877
Insurance fees                                                                  67              51              102            50
Registration and filing fees                                                44,099          38,546           41,632        34,857
Printing fees                                                               74,664          21,365           13,658        21,104
Other                                                                        2,755           2,488            2,600         2,522
                                                                  -----------------  --------------  ---------------  ------------
     Total expenses before reimbursed expenses                             359,276         234,266          314,625       224,382
Expenses reimbursed                                                       (257,497)       (147,494)        (167,887)     (154,263)
                                                                  -----------------  --------------  ---------------  ------------
     Total Expenses                                                        101,779          86,772          146,738        70,119
                                                                  -----------------  --------------  ---------------  ------------
NET INVESTMENT INCOME (LOSS)                                               (63,927)          2,614          (29,395)      (10,724)
                                                                  -----------------  --------------  ---------------  ------------
==================================================================================================================================
REALIZED/UNREALIZED GAINS (LOSSES)
FROM INVESTMENTS:
Net realized gains (losses) on investments, futures, and
     foreign currency transactions                                      (6,253,732)       (759,278)      (2,886,852)     (773,581)
Net change in unrealized appreciation/depreciation on
     investments, futures, and translation of assets and
     liabilities denominated in foreign currencies                         345,441        (366,409)         205,890      (666,078)
                                                                  -----------------  --------------  ---------------  ------------

Net realized/unrealized gains (losses) on investments, futures,
     and foreign currencies                                             (5,908,291)     (1,125,687)      (2,680,962)   (1,439,659)
                                                                  -----------------  --------------  ---------------  ------------

CHANGE IN NET ASSETS RESULTING
     FROM OPERATIONS                                              $     (5,972,218)  $  (1,123,073)  $   (2,710,357)  $(1,450,383)
                                                                  =================  ==============  ===============  ============
==================================================================================================================================

See notes to financial statements.



                                                         N A T I O N W I D E  27

STATEMENT OF OPERATIONS
---------------------------------------------------------------------------------------------------
                    FOR THE PERIOD ENDED OCTOBER 31, 2001(A)


                                                                                          GARTMORE
                                                                                     INTERNATIONAL
                                                                                         SMALL CAP
                                                                                       GROWTH FUND
===================================================================================================
INVESTMENT INCOME:
Interest income                                                                     $       16,365
Dividend income (net of foreign withholding tax of $3,646)                                  38,729
                                                                                    ---------------
     Total Income                                                                           55,094
                                                                                    ---------------
===================================================================================================
EXPENSES:
Investment advisory fees                                                                    40,405
Fund administration fees                                                                    64,720
Distribution fees Class A                                                                    2,300
Distribution fees Class B                                                                    9,169
Distribution fees Class C                                                                        7
Accounting fees                                                                              9,690
Transfer agent fees                                                                            838
Trustees' fees                                                                                 187
Professional fees                                                                           11,178
Custodian fees                                                                              44,935
Insurance fees                                                                                  47
Registration and filing fees                                                                53,014
Printing fees                                                                               13,198
Other                                                                                        2,190
                                                                                    ---------------
     Total expenses before reimbursed expenses                                             251,878
                                                                                    ---------------
Expenses reimbursed                                                                       (185,859)
     Total Expenses                                                                         66,019
                                                                                    ---------------
NET INVESTMENT INCOME (LOSS)                                                               (10,925)
                                                                                    ---------------
===================================================================================================
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investments and foreign currency transactions              (999,531)
Net change in unrealized appreciation/depreciation on investments and translation
     of assets and liabilities denominated in foreign currencies                          (699,724)
                                                                                    ---------------
Net realized/unrealized gains (losses) on investments and foreign currencies            (1,699,255)
                                                                                    ---------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                      $   (1,710,180)
                                                                                    ===============

===================================================================================================
(a)  For the period from December 21, 2000 (commencement of operations) through October 31, 2001.


See notes to financial statements.


28  N A T I O N W I D E

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------

                                                                         GARTMORE GLOBAL
                                                                         TECHNOLOGY AND                GARTMORE EMERGING
                                                                       COMMUNICATIONS FUND                MARKETS FUND
                                                                    YEAR ENDED    PERIOD ENDED     YEAR ENDED    PERIOD ENDED
                                                                    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                                                          2001         2000(a)           2001         2000(b)
==============================================================================================================================
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                                      $    (63,927)  $     (25,215)  $      2,614   $      (3,334)
Net realized gains (losses) on investments and foreign
     currency transactions                                          (6,253,732)        479,989       (759,278)        (61,645)
Net change in unrealized appreciation/depreciation on
     investments and translation of assets and liabilities
     denominated in foreign currencies                                 345,441        (110,540)      (366,409)       (879,208)
                                                                  -------------  --------------  -------------  --------------
Change in net assets resulting from operations                      (5,972,218)        344,234     (1,123,073)       (944,187)
                                                                  -------------  --------------  -------------  --------------
==============================================================================================================================
DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income                                                        -               -           (310)              -
In excess of net investment income                                           -               -              -          (1,612)
Net realized gains on investments                                     (252,549)              -              -               -
In excess of net realized gains on investments                         (43,585)              -              -               -
DISTRIBUTIONS TO CLASS B SHAREHOLDERS FROM:
In excess of net investment income                                           -               -              -            (962)
Net realized gains on investments                                     (123,942)              -              -               -
In excess of net realized gains on investments                         (21,391)              -              -               -
DISTRIBUTIONS TO INSTITUTIONAL SERVICE CLASS SHAREHOLDERS FROM:
Net investment income                                                        -               -           (989)              -
In excess of net investment income                                           -               -              -          (1,970)
Net realized gains on investments                                      (90,116)              -              -               -
In excess of net realized gains on investments                         (15,553)              -              -               -
                                                                  -------------  --------------  -------------  --------------
Change in net assets from shareholder distributions                   (547,136)              -         (1,299)         (4,544)
                                                                  -------------  --------------  -------------  --------------
Change in net assets from capital transactions                       1,721,291       8,387,299        295,268       5,021,156
                                                                  -------------  --------------  -------------  --------------

Change in net assets                                                (4,798,063)      8,731,533       (829,104)      4,072,425
NET ASSETS:
Beginning of period                                                  8,731,533               -      4,072,425               -
                                                                  -------------  --------------  -------------  --------------
End of period                                                     $  3,933,470   $   8,731,533   $  3,243,321   $   4,072,425
                                                                  =============  ==============  =============  ==============

==============================================================================================================================
(a) For the period from June 30, 2000 (commencement of operations) through October 31, 2000.
(b) For the period from August 30, 2000 (commencement of operations) through October 31, 2000.


See notes to financial statements.


                                                         N A T I O N W I D E  29

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     GARTMORE
                                                          GARTMORE                                              INTERNATIONAL
                                                        INTERNATIONAL                  GARTMORE GLOBAL              SMALL CAP
                                                         GROWTH FUND                    LEADERS FUND              GROWTH FUND
                                                    YEAR ENDED    PERIOD ENDED     YEAR ENDED    PERIOD ENDED    PERIOD ENDED
                                                    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                                          2001         2000(a)           2001         2000(a)         2001(b)
==============================================================================================================================
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                      $    (29,395)  $        (548)  $    (10,724)  $        (288)  $     (10,925)
Net realized gains (losses) on investments,
     futures, and foreign currency transactions     (2,886,852)       (619,236)      (773,581)       (132,360)       (999,531)
Net change in unrealized appreciation/
      depreciation  on investments, futures,
      and translation of assets and liabilities
      denominated in foreign currencies                205,890        (526,551)      (666,078)       (308,059)       (699,724)
                                                  -------------  --------------  -------------  --------------  --------------
Change in net assets resulting
    from operations                                 (2,710,357)     (1,146,335)    (1,450,383)       (440,707)     (1,710,180)
                                                  -------------  --------------  -------------  --------------  --------------

Change in net assets from capital transactions         148,914      10,024,413         82,914       5,023,000       5,027,155
                                                  -------------  --------------  -------------  --------------  --------------

Change in net assets                                (2,561,443)      8,878,078     (1,367,469)      4,582,293       3,316,975
NET ASSETS:
Beginning of period                                  8,878,078               -      4,582,293               -               -
                                                  -------------  --------------  -------------  --------------  --------------

End of period                                     $  6,316,635   $   8,878,078   $  3,214,824   $   4,582,293   $   3,316,975
                                                  =============  ==============  =============  ==============  ==============

==============================================================================================================================
(a)  For the period from August 30, 2000 (commencement of operations) through October 31, 2000.
(b)  For the period from December 21, 2000 (commencement of operations) through October 31, 2001.


See notes to financial statements.


30  N A T I O N W I D E

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------
                                    SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                                                     CLASS A SHARES                 CLASS B SHARES
GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND              YEAR ENDED    PERIOD ENDED     YEAR ENDED    PERIOD ENDED
                                                                OCTOBER 31,     OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                                                      2001         2000(a)           2001         2000(a)
==========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $      11.12   $       10.00   $      11.09   $       10.00
                                                              -------------  --------------  -------------  --------------

INVESTMENT ACTIVITIES:
Net investment income (loss)                                         (0.06)          (0.02)         (0.09)          (0.06)
Net realized and unrealized gains (losses) on investments            (6.41)           1.14          (6.40)           1.15
                                                              -------------  --------------  -------------  --------------
     Total investment activities                                     (6.47)           1.12          (6.49)           1.09
                                                              -------------  --------------  -------------  --------------

DISTRIBUTIONS:
Net realized gains                                                   (0.54)              -          (0.54)              -
In excess of net realized gains                                      (0.09)              -          (0.09)              -
                                                              -------------  --------------  -------------  --------------
     Total distributions                                             (0.63)              -          (0.63)              -
                                                              -------------  --------------  -------------  --------------

Net increase (decrease) in net asset value                           (7.10)           1.12          (7.12)           1.09
                                                              -------------  --------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD                               $       4.02   $       11.12   $       3.97   $       11.09
                                                              =============  ==============  =============  ==============

     Total Return (excluding sales charge)                         (60.93%)       11.20%(c)       (61.30%)       10.90%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $      2,038   $       4,602   $      1,137   $       2,275
Ratio of expenses to average net assets                               1.73%        1.73%(d)          2.33%        2.33%(d)
Ratio of net investment income (loss) to average net assets         (1.05%)      (1.07%)(d)        (1.66%)      (1.69%)(d)
Ratio of expenses to average net assets*                              6.38%        4.43%(d)          7.21%        5.18%(d)
Portfolio turnover**                                                922.33%         149.08%        922.33%         149.08%
==========================================================================================================================

                                                                 CLASS C          INSTITUTIONAL SERVICE
                                                                 SHARES               CLASS SHARES
                                                               PERIOD ENDED     YEAR ENDED    PERIOD ENDED
                                                                 OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                                                    2001(b)           2001         2000(a)
===========================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $        5.37   $      11.12   $       10.00
                                                              --------------  -------------  --------------

Investment Activities:
Net investment income (loss)                                          (0.02)         (0.04)          (0.03)
Net realized and unrealized gains (losses) on investments             (1.36)         (6.39)           1.15
                                                              --------------  -------------  --------------
     Total investment activities                                      (1.38)         (6.43)           1.12
                                                              --------------  -------------  --------------

DISTRIBUTIONS:
Net realized gains                                                        -          (0.54)              -
In excess of net realized gains                                           -          (0.09)              -
                                                              --------------  -------------  --------------
     Total distributions                                                  -          (0.63)              -
                                                              --------------  -------------  --------------

Net increase (decrease) in net asset value                            (1.38)         (7.06)           1.12
                                                              --------------  -------------  --------------
NET ASSET VALUE - END OF PERIOD                               $        3.99   $       4.06   $       11.12
                                                              ==============  =============  ==============
     Total Return (excluding sales charge)                       (25.70%)(c)       (60.58%)       11.20%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $          29   $        730   $       1,854
Ratio of expenses to average net assets                             2.33%(d)          1.40%        1.40%(d)
Ratio of net investment income (loss) to average net assets       (1.79%)(d)        (0.70%)      (0.76%)(d)
Ratio of expenses to average net assets*                            9.94%(d)          5.70%        4.17%(d)
Portfolio turnover**                                                 922.33%        922.33%         149.08%

===========================================================================================================
*   During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
**  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(a) For the period from June 30, 2000 (commencement of operations) through October 31, 2000.
(b) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(c) Not annualized.
(d) Annualized.

See notes to financial statements.


                                                         N A T I O N W I D E  31

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------
                                SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                                                    CLASS A SHARES                 CLASS B SHARES
                                                                YEAR ENDED    PERIOD ENDED     YEAR ENDED    PERIOD ENDED
GARTMORE EMERGING MARKETS FUND                                  OCTOBER 31,     OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                                                      2001         2000(a)           2001         2000(a)
==========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $       8.11   $       10.00   $       8.10   $       10.00
                                                              -------------  --------------  -------------  --------------

INVESTMENT ACTIVITIES:
Net investment income (loss)                                          0.01           (0.01)         (0.03)          (0.01)
Net realized and unrealized gains (losses) on investments            (2.14)          (1.87)         (2.13)          (1.88)
                                                              -------------  --------------  -------------  --------------
     Total investment activities                                     (2.13)          (1.88)         (2.16)          (1.89)
                                                              -------------  --------------  -------------  --------------

DISTRIBUTIONS:
In excess of net investment income                                       -           (0.01)             -           (0.01)
     Total distributions                                                 -           (0.01)             -           (0.01)
                                                              -------------  --------------  -------------  --------------
Net increase (decrease) in net asset value                           (2.13)          (1.89)         (2.16)          (1.90)
                                                              -------------  --------------  -------------  --------------

NET ASSET VALUE - END OF PERIOD                               $       5.98   $        8.11   $       5.94   $        8.10
                                                              =============  ==============  =============  ==============
     Total Return (excluding sales charge)                         (26.24%)     (18.90%)(c)       (26.67%)     (19.00%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $      1,066   $       1,366   $      1,164   $       1,353
Ratio of expenses to average net assets                               2.15%        2.15%(d)          2.75%        2.75%(d)
Ratio of net investment income (loss) to average net assets           0.18%      (0.35%)(d)        (0.40%)      (0.95%)(d)
Ratio of expenses to average net assets*                              5.93%        7.24%(d)          6.67%        7.96%(d)
Portfolio turnover**                                                 97.85%          10.88%         97.85%          10.88%
==========================================================================================================================

                                                                  CLASS C         INSTITUTIONAL SERVICE
                                                                  SHARES              CLASS SHARES
                                                               PERIOD ENDED     YEAR ENDED    PERIOD ENDED
                                                                 OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                                                    2001(b)           2001         2000(a)
===========================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $        7.57   $       8.11   $       10.00
                                                              --------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          (0.01)          0.04               -
Net realized and unrealized gains (losses) on investments             (1.54)         (2.13)          (1.88)
                                                              --------------  -------------  --------------
     Total investment activities                                      (1.55)         (2.09)          (1.88)
                                                              --------------  -------------  --------------

DISTRIBUTIONS:
Net investment income                                                     -          (0.01)              -
                                                              --------------  -------------  --------------
In excess of net investment income                                        -              -           (0.01)
                                                              --------------  -------------  --------------
     Total distributions                                                  -          (0.01)          (0.01)
Net increase (decrease) in net asset value                            (1.55)         (2.10)          (1.89)
                                                              --------------  -------------  --------------

NET ASSET VALUE - END OF PERIOD                               $        6.02   $       6.01   $        8.11
                                                              ==============  =============  ==============
     Total Return (excluding sales charge)                       (20.48%)(c)       (25.81%)     (18.90%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $          10   $      1,004   $       1,354
Ratio of expenses to average net assets                             2.75%(d)          1.82%        1.82%(d)
Ratio of net investment income (loss) to average net assets       (0.85%)(d)          0.49%      (0.02%)(d)
Ratio of expenses to average net assets*                            8.68%(d)          5.60%        6.95%(d)
Portfolio turnover**                                                  97.85%         97.85%          10.88%

===========================================================================================================
*   During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
**  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(a) For the period from August 30, 2000 (commencement of operations) through October 31, 2000.
(b) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(c) Not annualized.
(d) Annualized.

See notes to financial statements.


32  N A T I O N W I D E

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------
                                  SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                                                     CLASS A SHARES                CLASS B SHARES
                                                                YEAR ENDED    PERIOD ENDED     YEAR ENDED    PERIOD ENDED
GARTMORE INTERNATIONAL GROWTH FUND                              OCTOBER 31,     OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                                                      2001         2000(a)           2001         2000(a)
==========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $       8.86   $       10.00   $       8.85   $       10.00
                                                              -------------  --------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                         (0.02)              -          (0.07)          (0.01)
Net realized and unrealized gains (losses) on investments            (2.65)          (1.14)         (2.64)          (1.14)
                                                              -------------  --------------  -------------  --------------
     Total investment activities                                     (2.67)          (1.14)         (2.71)          (1.15)
                                                              -------------  --------------  -------------  --------------
Net increase (decrease) in net asset value                           (2.67)          (1.14)         (2.71)          (1.15)
                                                              -------------  --------------  -------------  --------------

NET ASSET VALUE - END OF PERIOD                               $       6.19   $        8.86   $       6.14   $        8.85
                                                              =============  ==============  =============  ==============
     Total Return (excluding sales charge)                         (30.14%)     (11.40%)(c)       (30.62%)     (11.50%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $      2,156   $       2,975   $      2,078   $       2,950
Ratio of expenses to average net assets                               1.85%        1.85%(d)          2.45%        2.45%(d)
Ratio of net investment income (loss) to average net assets         (0.30%)        0.05%(d)        (0.89%)      (0.54%)(d)
Ratio of expenses to average net assets*                              4.01%        4.01%(d)          4.75%        4.75%(d)
Portfolio turnover**                                                236.28%          46.31%        236.28%          46.31%
==========================================================================================================================

                                                                  CLASS C         INSTITUTIONAL SERVICE
                                                                  SHARES              CLASS SHARES
                                                               PERIOD ENDED     YEAR ENDED    PERIOD ENDED
                                                                 OCTOBER 31,    OCTOBER 31,      OCTOBER 31
                                                                    2001(b)           2001         2000(a)
===========================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $        7.72   $       8.86   $       10.00
                                                              --------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          (0.02)             -            0.01
Net realized and unrealized gains (losses) on investments             (1.53)         (2.64)          (1.15)
                                                              --------------  -------------  --------------
     Total investment activities                                      (1.55)         (2.64)          (1.14)
                                                              --------------  -------------  --------------
Net increase (decrease) in net asset value                            (1.55)         (2.64)          (1.14)
                                                              --------------  -------------  --------------

NET ASSET VALUE - END OF PERIOD                               $        6.17   $       6.22   $        8.86
                                                              ==============  =============  ==============
       Total Return (excluding sales charge)                     (20.08%)(c)       (29.80%)     (11.40%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $          10   $      2,073   $       2,954
Ratio of expenses to average net assets                             2.45%(d)          1.52%        1.52%(d)
Ratio of net investment income (loss) to average net assets       (1.10%)(d)          0.03%        0.39%(d)
Ratio of expenses to average net assets*                            6.72%(d)          3.72%        3.75%(d)
Portfolio turnover**                                                 236.28%        236.28%          46.31%

===========================================================================================================
*   During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
**  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(a) For the period from August 30, 2000 (commencement of operations) through October 31, 2000.
(b) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(c) Not annualized.
(d) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                         N A T I O N W I D E  33

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------
                                SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                                                     CLASS A SHARES                CLASS B SHARES
                                                                YEAR ENDED    PERIOD ENDED     YEAR ENDED    PERIOD ENDED
GARTMORE GLOBAL LEADERS FUND                                    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                                                      2001         2000(a)           2001         2000(a)
==========================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $       9.12   $       10.00   $       9.11   $       10.00
                                                              -------------  --------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                         (0.01)              -          (0.06)              -
Net realized and unrealized gains (losses) on investments            (2.85)          (0.88)         (2.85)          (0.89)
                                                              -------------  --------------  -------------  --------------
     Total investment activities                                     (2.86)          (0.88)         (2.91)          (0.89)
                                                              -------------  --------------  -------------  --------------
Net increase (decrease) in net asset value                           (2.86)          (0.88)         (2.91)          (0.89)
                                                              -------------  --------------  -------------  --------------

NET ASSET VALUE - END OF PERIOD                               $       6.26   $        9.12   $       6.20   $        9.11
                                                              =============  ==============  =============  ==============
     Total Return (excluding sales charge)                         (31.36%)      (8.80%)(c)       (31.94%)      (8.90%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                            $      1,096   $       1,542   $      1,051   $       1,519
Ratio of expenses to average net assets                               1.75%        1.68%(d)          2.35%        2.26%(d)
Ratio of net investment income (loss) to average net assets         (0.19%)        0.05%(d)        (0.78%)      (0.53%)(d)
Ratio of expenses to average net assets*                              5.71%        6.74%(d)          6.47%        7.47%(d)
Portfolio turnover**                                                 34.57%          21.59%         34.57%          21.59%
==========================================================================================================================

                                                                  CLASS C         INSTITUTIONAL SERVICE
                                                                  SHARES              CLASS SHARES
                                                               PERIOD ENDED     YEAR ENDED    PERIOD ENDED
                                                                 OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                                                    2001(b)           2001         2000(a)
===========================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD                         $        7.77   $       9.12   $       10.00
                                                              --------------  -------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                                          (0.02)          0.01            0.01
Net realized and unrealized gains (losses) on investments             (1.52)         (2.84)          (0.89)
                                                              --------------  -------------  --------------
     Total investment activities                                      (1.54)         (2.83)          (0.88)
                                                              --------------  -------------  --------------
Net increase (decrease) in net asset value                            (1.54)         (2.83)          (0.88)
                                                              --------------  -------------  --------------

NET ASSET VALUE - END OF PERIOD                               $        6.23   $       6.29   $        9.12
                                                              ==============  =============  ==============
     Total Return (excluding sales charge)                       (19.82%)(c)       (31.03%)      (8.80%)(c)
Ratios/Supplemental Data:
Net assets, at end of period (000)                            $          20   $      1,048   $       1,521
Ratio of expenses to average net assets                             2.35%(d)          1.42%        1.36%(d)
Ratio of net investment income (loss) to average net assets       (1.04%)(d)          0.13%        0.37%(d)
Ratio of expenses to average net assets*                            7.40%(d)          5.44%        6.45%(d)
Portfolio turnover**                                                  34.57%         34.57%          21.59%

===========================================================================================================
*   During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
**  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(a) For the period from August 30, 2000 (commencement of operations) through October 31, 2000.
(b) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(c) Not annualized.
(d) Annualized.

See notes to financial statements.


34  N A T I O N W I D E

FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------
     SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                                                                                    INSTITUTIONAL
                                                                                                       SERVICE     INSTITUTIONAL
GARTMORE INTERNATIONAL SMALL CAP GROWTH FUND      CLASS A SHARES   CLASS B SHARES  CLASS C SHARES    CLASS SHARES   CLASS SHARES
                                                    PERIOD ENDED     PERIOD ENDED    PERIOD ENDED    PERIOD ENDED   PERIOD ENDED
                                                      OCTOBER 31,      OCTOBER 31,     OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                         2001(a)          2001(a)         2001(a)         2001(a)        2001(a)
=================================================================================================================================
NET ASSET VALUE - BEGINNING OF PERIOD              $       10.00   $       10.00   $        9.45   $       10.00   $       10.00
                                                   --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
Net investment income (loss)                               (0.03)          (0.07)          (0.04)              -            0.01
Net realized and unrealized gains (losses) on
     investments                                           (3.39)          (3.39)          (2.86)          (3.39)          (3.39)
                                                   --------------  --------------  --------------  --------------  --------------
     Total investment activities                           (3.42)          (3.46)          (2.90)          (3.39)          (3.38)
                                                   --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in net asset value                 (3.42)          (3.46)          (2.90)          (3.39)          (3.38)
                                                   --------------  --------------  --------------  --------------  --------------

NET ASSET VALUE - END OF PERIOD                    $        6.58   $        6.54   $        6.55   $        6.61   $        6.62
                                                   ==============  ==============  ==============  ==============  ==============
      Total Return (excluding sales charge)           (34.20%)(c)     (34.60%)(c)     (30.69%)(c)     (33.90%)(c)     (33.80%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of period (000)                 $         834   $         828   $           2   $         826   $         827
Ratio of expenses to average net assets                  1.85%(d)        2.45%(d)        2.45%(d)        1.52%(d)        1.37%(d)
Ratio of net investment income (loss) to average
 net assets                                            (0.37%)(d)      (0.96%)(d)      (1.14%)(d)      (0.04%)(d)        0.11%(d)
Ratio of expenses to average net assets*                 6.81%(d)        7.57%(d)       15.71%(d)        6.54%(d)        6.53%(d)
Portfolio turnover**                                      121.33%         121.33%         121.33%         121.33%         121.33%

=================================================================================================================================
*   During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
**  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(a) For the period from December 21, 2000 (commencement of operations) through October 31, 2001.
(b) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(c) Not annualized.
(d) Annualized.

See notes to financial statements.


                                                         N A T I O N W I D E  35

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001

1.   ORGANIZATION

Nationwide Mutual Funds ("NMF" or the "Trust") is an open-end management investment company. At a regular quarterly meeting of the Board of Trustees on September 27, 2001, the Board considered and approved a name change of the Trust from NMF to Gartmore Mutual Funds which is expected to occur on or about January 25, 2002. NMF was created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 31, 1997, as subsequently amended, and is registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust operates thirty-two separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the funds listed below (individually a "Fund", collectively the "Funds").

- Gartmore Global Technology and Communications Fund (Global Technology and Communications)

- Gartmore Emerging Markets Fund (Emerging Markets)

- Gartmore International Growth Fund (International Growth)

- Gartmore Global Leaders Fund (Global Leaders)

- Gartmore International Small Cap Growth Fund (International Small Cap Growth)

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  (a)  SECURITY  VALUATION

Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange in which each security trades.

Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Funds' Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are considered to be "short-term" and are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgement of the Funds' investment adviser or designee, are valued at fair value under procedures approved by the Funds' Board of Trustees.

  (b)  REPURCHASE  AGREEMENTS

The Funds may acquire repurchase agreements with an entity which is a member of the Federal Reserve System or which is a "primary dealer'' (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian, or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system.

  (c)  FOREIGN CURRENCY TRANSACTIONS

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  (d) RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.


                                    continued
36  N A T I O N W I D E

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001


Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

  (e)  FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counter parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

  (f)  FUTURES

The Funds may invest in financial futures contracts ("futures contracts") for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Futures contracts may also be entered into for non-hedging purposes. Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin'', are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

A "sale'' of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase'' of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

  (g) SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the date the security is purchased or sold ("trade date''). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

  (h) FEDERAL INCOME TAXES

Each Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code, and to distribute substantially all taxable income, if any, to its shareholders. Therefore no provision has been made for federal income taxes as it is the intention of the Funds to continue such qualification. To the extent net realized gains are offset through the application of a capital loss carryover, they will not be distributed to shareholders and will be retained by the applicable Fund.

  (i) DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared and paid quarterly and is recorded on the ex-dividend date. Distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are considered either permanent or temporary in nature. In accordance with AICPA (American Institute of Certified Public Accountants) Statement of Position 93-2, permanent differences (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. Dividends and distributions that exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-capital.

  (j) EXPENSES

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. Once expenses are charged to a Fund, they are allocated to the classes based on relative net assets of each class. Expenses specific to a class are charged to that class.


                                    continued
                                                         N A T I O N W I D E  37

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001


  (k)  CAPITAL  SHARE  TRANSACTIONS

Transactions in capital shares of the Funds were as follows:

                                                     GLOBAL TECHNOLOGY
                                                     AND COMMUNICATIONS              EMERGING MARKETS
                                                  YEAR ENDED   PERIOD ENDED      YEAR ENDED   PERIOD ENDED
                                                  OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
CAPITAL TRANSACTIONS:                                   2001        2000(a)            2001        2000(b)
============================================================================================================
CLASS A SHARES
  Proceeds from shares issued                   $  1,969,367   $   4,666,972   $    102,140   $   1,692,224
  Dividends reinvested                               290,456               -            310           1,612
  Cost of shares redeemed                         (1,306,905)        (81,963)       (26,097)        (10,196)
                                                -------------  --------------  -------------  --------------
                                                     952,918       4,585,009         76,353       1,683,640
                                                -------------  --------------  -------------  --------------
CLASS B SHARES
  Proceeds from shares issued                        563,943       2,132,894        255,680       1,667,917
  Dividends reinvested                               144,754               -              -             962
  Cost of shares redeemed                            (85,094)           (500)       (49,481)              -
                                                -------------  --------------  -------------  --------------
                                                     623,603       2,132,394        206,199       1,668,879
                                                -------------  --------------  -------------  --------------
CLASS C SHARES
  Proceeds from shares issued                       36,213(c)              -       11,727(c)              -
                                                -------------  --------------  -------------  --------------
                                                      36,213               -         11,727               -
                                                -------------  --------------  -------------  --------------

INSTITUTIONAL SERVICE CLASS SHARES
  Proceeds from shares issued                          2,888       1,669,896              -       1,666,667
  Dividends reinvested                               105,669               -            989           1,970
                                                -------------  --------------  -------------  --------------
                                                     108,557       1,669,896            989       1,668,637
                                                -------------  --------------  -------------  --------------

Change in net assets from capital transactions  $  1,721,291   $   8,387,299   $    295,268   $   5,021,156
                                                =============  ==============  =============  ==============
============================================================================================================


                                                  YEAR ENDED    PERIOD ENDED   YEAR ENDED      PERIOD ENDED
                                                  OCTOBER 31,     OCTOBER 31,   OCTOBER 31,      OCTOBER 31,
SHARE TRANSACTIONS:                                    2001          2000(a)          2001          2000(b)
============================================================================================================
CLASS A SHARES
  Issued                                             245,507         420,496         13,458         169,673
  Reinvested                                          36,489               -             57             184
  Redeemed                                          (189,601)         (6,489)        (3,702)         (1,317)
                                                -------------  --------------  -------------  --------------
                                                      92,395         414,007          9,813         168,540
                                                -------------  --------------  -------------  --------------

CLASS B SHARES
  Issued                                              78,227         205,202         35,071         166,824
  Reinvested                                          18,277               -              -             110
  Redeemed                                           (15,265)            (40)        (5,988)              -
                                                -------------  --------------  -------------  --------------
                                                      81,239         205,162         29,083         166,934
                                                -------------  --------------  -------------  --------------

CLASS C SHARES
  Issued                                             7,193(c)              -        1,710(c)              -
                                                -------------  --------------  -------------  --------------
                                                       7,193               -          1,710               -
                                                -------------  --------------  -------------  --------------

INSTITUTIONAL SERVICE CLASS SHARES
  Issued                                                   -         166,667              -         166,667
  Reinvested                                          13,275               -            181             224
                                                -------------  --------------  -------------  --------------
                                                      13,275         166,667            181         166,891
                                                -------------  --------------  -------------  --------------

Total change in shares                               194,102         785,836         40,787         502,365
                                                =============  ==============  =============  ==============

============================================================================================================
(a)  For the period from June 30, 2000 (commencement of operations) through October 31, 2000.
(b)  For the period from August 30, 2000 (commencement of operations) through October 31, 2000.
(c)  For the period from March 1, 2001 (commencement of operations) through October 31, 2001.


                                    continued
38  N A T I O N W I D E

NOTES TO FINANCIAL STATEMENTS CONTINUED
------------------------------------------------------------------------------------------------------------
                                              OCTOBER 31, 2001

                                                   INTERNATIONAL GROWTH               GLOBAL LEADERS
                                                  YEAR ENDED    PERIOD ENDED     YEAR ENDED    PERIOD ENDED
                                                  OCTOBER 31,     OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
CAPITAL TRANSACTIONS:                                   2001         2000(a)           2001         2000(a)
============================================================================================================
CLASS A SHARES
  Proceeds from shares issued                   $    124,976   $   3,370,256   $      42,673  $    1,688,666
  Cost of shares redeemed                            (24,646)        (13,510)              -               -
                                                -------------  --------------  -------------  --------------
                                                     100,330       3,356,746          42,673       1,688,666
                                                -------------  --------------  -------------  --------------

CLASS B SHARES
  Proceeds from shares issued                         41,895       3,334,333          18,127       1,667,667
  Cost of shares redeemed                             (4,367)              -               -               -
                                                -------------  --------------  -------------  --------------
                                                      37,528       3,334,333          18,127       1,667,667
                                                -------------  --------------  -------------  --------------

CLASS C SHARES
  Proceeds from shares issued                       11,056(b)              -       22,114(b)               -
                                                -------------  --------------  -------------  --------------
                                                      11,056               -          22,114               -
                                                -------------  --------------  -------------  --------------

INSTITUTIONAL SERVICE CLASS SHARES
  Proceeds from shares issued                              -       3,333,334               -       1,666,667
                                                -------------  --------------  -------------  --------------
                                                           -       3,333,334               -       1,666,667
                                                -------------  --------------  -------------  --------------

Change in net assets from capital transactions  $    148,914   $  10,024,413   $      82,914  $    5,023,000
                                                =============  ==============  =============  ==============
============================================================================================================
                                                  YEAR ENDED     PERIOD ENDED     YEAR ENDED    PERIOD ENDED
                                                 OCTOBER 31,      OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
SHARE TRANSACTIONS:                                     2001          2000(A)           2001         2000(A)
============================================================================================================
CLASS A SHARES
  Issued                                              15,857         337,467           6,018         169,084
  Redeemed                                            (3,450)         (1,558)              -               -
                                                -------------  --------------  -------------  --------------
                                                      12,407         335,909           6,018         169,084
                                                -------------  --------------  -------------  --------------

CLASS B SHARES
  Issued                                               5,843         333,447           2,674         166,781
  Redeemed                                              (650)              -               -               -
                                                -------------  --------------  -------------  --------------
                                                       5,193         333,447           2,674         166,781
                                                -------------  --------------  -------------  --------------

CLASS C SHARES
  Issued                                             1,542(b)              -        3,139(b)               -
                                                -------------  --------------  -------------  --------------
                                                       1,542               -           3,139               -
                                                -------------  --------------  -------------  --------------

INSTITUTIONAL SERVICE CLASS SHARES
  Issued                                                   -         333,333               -         166,667
                                                -------------  --------------  -------------  --------------
                                                           -         333,333               -         166,667
                                                -------------  --------------  -------------  --------------

Total change in shares                                19,142       1,002,689          11,831         502,532
                                                =============  ==============  =============  ==============

============================================================================================================
(a)  For the period from August 30, 2000 (commencement of operations) through October 31, 2000.
(b)  For the period from March 1, 2001 (commencement of operations) through October 31, 2001.


                                    continued
                                                         N A T I O N W I D E  39

NOTES TO FINANCIAL STATEMENTS CONTINUED
------------------------------------------------------------------
                        OCTOBER 31, 2001

                                                    INTERNATIONAL
                                                 SMALL CAP GROWTH
CAPITAL TRANSACTIONS:                                PERIOD ENDED
                                                       OCTOBER 31,
                                                          2001(a)
==================================================================
CLASS A SHARES
  Proceeds from shares issued                   $       1,262,919
                                                ------------------
                                                        1,262,919
                                                ------------------

CLASS B SHARES
  Proceeds from shares issued                           1,263,484
  Cost of shares redeemed                                  (1,373)
                                                ------------------
                                                        1,262,111
                                                ------------------

CLASS C SHARES
  Proceeds from shares issued                             2,125(b)
                                                ------------------
                                                            2,125
                                                ------------------

Institutional Service Class Shares
  Proceeds from shares issued                           1,250,000
                                                ------------------
                                                        1,250,000
                                                ------------------

INSTITUTIONAL CLASS SHARES
  Proceeds from shares issued                           1,250,000
                                                ------------------
                                                        1,250,000
                                                ------------------

Change in net assets from capital transactions  $       5,027,155
                                                ==================

==================================================================
                                                     PERIOD ENDED
SHARE TRANSACTIONS:                                    OCTOBER 31,
                                                          2001(a)
==================================================================
CLASS A SHARES
  Issued                                                  126,609
                                                ------------------
                                                          126,609
                                                ------------------

CLASS B SHARES
  Issued                                                  126,810
  Redeemed                                                   (192)
                                                ------------------
                                                          126,618
                                                ------------------

CLASS C SHARES
  Issued                                                    241(b)
                                                ------------------
                                                              241
                                                ------------------

INSTITUTIONAL SERVICE CLASS SHARES
  Issued                                                  125,000
                                                ------------------
                                                          125,000
                                                ------------------

INSTITUTIONAL CLASS SHARES
  Issued                                                  125,000
                                                ------------------
                                                          125,000
                                                ------------------

Total change in shares                                    503,468
                                                ==================

==================================================================
(a) For the period from December 21, 2000 (commencement of operations) through October 31, 2001.
(b) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.


                                    continued
40  N A T I O N W I D E

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001

3.  TRANSACTIONS WITH AFFILIATES

Under the terms of an Investment Advisory Agreement, Villanova Mutual Fund Capital Trust ("VMF") manages the investment of the assets and supervises the daily business affairs of the Global Technology and Communications Fund and Villanova Global Asset Management Trust ("VGAMT") provides these services to the remaining Funds. VGAMT also provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of the subadviser for the Funds it advises. The subadviser listed below manages each Fund's investments and has the responsibility for making all investment decisions for the applicable Funds. Under the terms of the Investment Advisory Agreements, each Fund pays VMF or VGAMT, as applicable, an investment advisory fee based on that Fund's average daily net assets. From such fees, pursuant to the subadvisory agreement, VGAMT pays fees to the subadviser.

Additional information regarding investment advisory fees for VMF, VGAMT and the subadvisory fees is as follows for the period ended October 31, 2001:

                                                                           TOTAL     FEES       PAID TO
FUND (SUBADVISER)                                            FEE SCHEDULE   FEES   RETAINED   SUBADVISER
=========================================================================================================
Global Technology and Communications                         All Assets     0.98%      0.98%           -
Emerging Markets (Gartmore Global Partners)*                 All Assets     1.15%     0.575%       0.575%
International Growth (Gartmore Global Partners)*             All Assets     1.00%      0.50%        0.50%
Global Leaders (Gartmore Global Partners)*                   All Assets     1.00%      0.50%        0.50%
International Small Cap Growth (Gartmore Global Partners)*   All Assets     1.10%      0.55%        0.55%

* AFFILIATE OF VMF

VMF and VGAMT have entered into Expense Limitation Agreements with the Trust on behalf of each Fund they advise. Pursuant to the applicable Expense Limitation Agreement, VMF and VGAMT have agreed to waive fees or otherwise reimburse expenses of each Fund in order to limit annual Fund operating expenses at or below stated expense caps through at least February 28, 2002. The following table illustrates the stated expense caps for each class of shares for the period ended October 31, 2001:

                                                                         EXPENSE CAPS
                                      =================================================================================
                                                                                         INSTITUTIONAL
                                                                                            SERVICE      INSTITUTIONAL
FUND                                  CLASS A SHARES   CLASS B SHARES   CLASS C SHARES    CLASS SHARES    CLASS SHARES
=======================================================================================================================
Global Technology and Communications            1.73%            2.33%            2.33%           1.40%             N/A
Emerging Markets                                2.15%            2.75%            2.75%           1.82%             N/A
International Growth                            1.85%            2.45%            2.45%           1.52%             N/A
Global Leaders                                  1.75%            2.35%            2.35%           1.42%             N/A
International Small Cap Growth                  1.85%            2.45%            2.45%           1.52%           1.37%

VMF or VGAMT may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed by them pursuant to the Expense Limitation Agreements at a later date not to exceed five fiscal years from commencement of operations if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by VMF or VGAMT is not permitted. As of the period ended October 31, 2001, the cumulative potential reimbursements were $316,911, $186,540, $203,396, $195,591, and $185,859 for the Global Technology and Communications, Emerging Markets, International Growth, Global Leaders and International Small Cap Growth Funds, respectively.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Advisory Services, Inc. ("NAS"), the Funds' Distributor, is compensated by the Funds for expenses associated with the distribution of Class A, Class B and Class C shares of the Funds. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A shares and 1.00% for Class B and Class C shares.


                                    continued
                                                         N A T I O N W I D E  41

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001

Pursuant to an Underwriting Agreement, NAS serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A and Class C shares. Such fees are deducted from and are not included in proceeds from sales of Class A and Class C shares. From such fees, NAS pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A and Class C shares of the Funds. NAS also receives fees for services as principal underwriter for Class B shares of the Funds. Such fees are contingent deferred sales charges (CDSCs) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder's account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within 6 years of the purchase. In addition, Class C shares also have a CDSC of 1% imposed on redemptions of Class C shares made within 1 year of purchase. For the year ended October 31, 2001, NAS received commissions of $60,980 from front-end sales charges of Class A and Class C shares and from CDSC fees from Class B and Class C shares of the Funds, of which $47,376 was reallowed to affiliated broker-dealers of the Funds. The Board of Trustees approved a change in the principal underwriter of the Trust from NAS to Villanova Distribution Services, Inc. (whose name will change to Gartmore Distribution Services, Inc. when it becomes the underwriter). As of October 31, 2001 the change in underwriter has not occurred, but it is anticipated to occur during 2002.

Effective June 18, 2001, the Funds began assessing a 2.00% redemption fee on all classes of shares that are purchased after June 18, 2001, and are sold or exchanged within 90 days of purchase. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

Under the terms of a Fund Administration Agreement, Villanova SA Capital Trust ("VSA") receives fees from the Funds for providing various administrative and accounting services. These fees are calculated daily based on the Funds' average daily net assets and paid monthly. During the period ended October 31, 2001, the Funds incurred fund administration fees according to the following schedule:

                 FUND ADMINISTRATION FEE SCHEDULE*
     -----------------------------------------------------
           Up to $250 million                        0.07%
     On the next $750 million                        0.05%
       On $1 billion and more                        0.04%

* THE FUND ADMINISTRATION FEE IS SUBJECT TO A MINIMUM OF $75,000 PER FUND PER YEAR.

VSA has entered into an agreement with BISYS Fund Services Ohio, Inc. to provide sub-administration services to the Funds.

Nationwide Investors Services, Inc. ("NISI"), a subsidiary of VSA, serves as Transfer and Dividend Disbursing Agent for the Funds. For these services, NISI received fees at $20 per account for Class A, Class B and Class C shares and 0.01% of the average daily net assets of the Institutional Service Class shares of each of the Funds and Institutional Class shares of the International Small Cap Growth Fund.

NISI has entered into an agreement with BISYS Fund Services Ohio, Inc., to provide sub-transfer agency services to the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services (NFS), and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A and Institutional Service Class of shares. During the period ended October 31, 2001, the Global Technology and Communications Fund was the only Fund to pay administrative servicing fees.

As of October 31, 2001, the adviser or affiliates of the adviser directly held 55%, 92%, 98%, 97% and 99% of the shares outstanding of the Global Technology and Communications, Emerging Markets, International Growth, Global Leaders and International Small Cap Growth Funds, respectively.


                                    continued
42  N A T I O N W I D E

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
                                OCTOBER 31, 2001

4.  BANK LOANS

NMF currently has an unsecured bank line of credit of $50,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. On occasion during the year, Global Technology and Communications and International Growth temporarily borrowed funds. The interest costs for Global Technology and Communications and International Growth were $3,483 and $200, respectively, and are included in custodian fees in the Statements of Operations. No compensating balances are required under the terms of the agreement. The Funds had no outstanding borrowings as of October 31, 2001.

5.  INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2001, are summarized as follows:

FUND                                   PURCHASES      SALES
==============================================================
Global Technology and Communications  $47,123,037  $45,433,962
Emerging Markets                        3,661,182    3,482,075
International Growth                   16,548,528   16,938,310
Global Leaders                          1,494,676    1,229,075
International Small Cap Growth          9,800,567    4,943,347
==============================================================

6.  FEDERAL INCOME TAX INFORMATION

As of October 31, 2001, the following Funds had net capital loss carryforwards which will be available through the stated years to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that this carryforward is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

                                        AMOUNT    EXPIRES
=========================================================
Global Technology and Communications  $6,165,232     2009
Emerging Markets                          51,927     2008
Emerging Markets                         728,873     2009
International Growth                     460,022     2008
International Growth                   2,694,059     2009
Global Leaders                           124,245     2008
Global Leaders                           750,343     2009
International Small Cap Growth           965,499     2009

7.  SUBSEQUENT EVENT

At a regular quarterly meeting of the Board of Trustees on November 29, 2001, the Board considered and approved the following transactions:

(a) Approved a name change of the Gartmore Global Leaders Fund to the Gartmore Worldwide Leaders Fund which will become effective on or about January 25, 2002.

(b) Approved a change in the Fund Administration Agreement and the Transfer and Dividend Disbursing Agent Agreement so that the services provided under both agreements are covered by a combined fee schedule as follows:

                  FEE SCHEDULE BASED ON TRUST LEVEL NET ASSETS
                ---------------------------------------------------
                                    Up to $1 billion     0.25%
                   Between $1 billion and $3 billion     0.18%
                   Between $3 billion and $4 billion     0.14%
                   Between $4 billion and $5 billion     0.07%
                  Between $5 billion and $10 billion     0.04%
                 Between $10 billion and $12 billion     0.02%
                             On $12 billion and more     0.01%

     The fees are calculated based on Trust level average daily net assets and are allocated proportionately among all Funds within the Trust in relation to the average daily net assets of each Fund. The above fee schedule became effective on December 1, 2001.


                                                         N A T I O N W I D E  43

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF NATIONWIDE MUTUAL FUNDS:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Gartmore Global Technology and Communications Fund, Gartmore Emerging Markets Fund, Gartmore International Growth Fund, Gartmore Global Leaders Fund, and Gartmore International Small Cap Growth Fund (the Funds), each a series of Nationwide Mutual Funds, as of October 31, 2001, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by confirmation with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds, as of October 31, 2001, the results of their operations, the changes in their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
COLUMBUS, OHIO
DECEMBER 14, 2001


44  N A T I O N W I D E

INVESTMENT ADVISER
Villanova Mutual Fund Capital Trust
1200 River Road
Conshohocken, PA 19428

TRANSFER AGENT
Nationwide Investor Services, Inc.
P.O. Box 1492
Columbus, OH 43216-1492

CUSTODIAN
The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, OH 45263-0001

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITOR
KPMG LLP
191 West Nationwide Blvd.
Suite 500
Columbus, OH 43215

DISTRIBUTOR
Nationwide Advisory Services, Inc.
P.O. Box 1492
Columbus, OH 43216-1492




TRUSTEES
Joseph J. Gasper, Chairman
Columbus, Ohio

Charles E. Allen
Detroit, Michigan

Paula H. J. Cholmondeley
Boston, Massachusetts

C. Brent DeVore
Westerville, Ohio

Robert M. Duncan
Columbus, Ohio

Barbara L. Hennigar
Aurora, Colorado

Paul J. Hondros
Conshohocken, Pennsylvania

Thomas J. Kerr, IV
Westerville, Ohio

Douglas F. Kridler
Columbus, Ohio

Arden L. Shisler
Dalton, Ohio

David C. Wetmore
Reston, Virginia




OFFICERS
Joseph J. Gasper
Chairman

Kevin S. Crossett
Secretary

Elizabeth A. Davin
Assistant Secretary

Michael A. Krulikowski
Assistant Secretary

Alaina V. Metz
Assistant Secretary

Zita A. Resurreccion
Assistant Secretary

Dina A. Tantra
Assistant Secretary

Gerald J. Holland
Treasurer

William J. Baltrus
Assistant Treasurer

Joseph Finelli
Assistant Treasurer

Laurice A. Frysinger
Assistant Treasurer

Bryan C. Haft
Assistant Treasurer

Edwin P. McCausland
Assistant Treasurer

Mark R. Thresher
Assistant Treasurer

Mary L. Vitale
Assistant Treasurer


This report is for the information of shareholders of the Nationwide Family of Funds. For more complete information regarding any of the mutual funds within the Nationwide Family of Funds, including all sales charges and expenses, please ask your representative for a prospectus. Please read it carefully before you invest or send any money.

Nationwide is a registered Federal Service mark of the Nationwide Mutual Insurance Company.

A FOUNDATION OF STRONG PRINCIPLES


We built Villanova Capital on four core values:

CLIENT FOCUS. As the stewards of our clients' assets, we must deliver on our promise to manage their assets in a manner consistent with their objectives. Thus, a growth portfolio must concentrate on growth only, just as a value or core portfolio must adhere strictly to its mandate.

PEOPLE. We must attract and retain talented and committed professionals, and we must provide them with the best research and technology tools available to do their jobs well.

PERFORMANCE. We must strive to produce competitive risk-adjusted results for our investors and work to ensure that our funds follow consistent, well-articulated and repeatable investment processes.

INTEGRITY. We must uphold our pledge to maintain the highest level of integrity in all aspects of our business.


NATIONWIDE(R) FAMILY OF FUNDS
offered by Villanova Capital through Nationwide Advisory Services, Inc.

Shareholder Services:
1-800-848-0920

Fund Information
24 Hours a Day, 7 Days a Week:
1-800-637-0012

www.nationwidefunds.com
-----------------------

NATIONWIDE (R)
Family of Funds

P.O. Box 182205
Columbus, OH  43218-2205

October 2001
Annual Report



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